Exhibit 10.37

CONFIDENTIAL TREATMENT REQUESTED - EDITED COPY

**** Certain confidential information contained in this document has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Omissions are designated as [****].

DIRECTV, INC.

2005 HOME SERVICES PROVIDER AGREEMENT

This Home Services Provider Agreement (including all Exhibits and Schedules hereto, this "Agreement") is entered into this first (1st) day of June, 2005 (the “Effective Date”), between DIRECTV, Inc., a California corporation ("DIRECTV"), and 180 Connect, Inc. d/b/a/ Ironwood Communications, Inc. ("Contractor"). DIRECTV and Contractor may also be collectively referred to herein as the “Parties.”

R E C I T A L S

A. DIRECTV is a provider of direct broadcast satellite (“DBS”) services to consumers which include video, audio, data and other programming delivered via specialized satellite receiving equipment.

B. DIRECTV is also engaged in the business of selling digital satellite system equipment consisting of a satellite antenna (including the LNB) and an integrated receiver/decoder (including a remote control therefor) (“DIRECTV System”), which is compatible and fully operable with DIRECTV’s DBS services.

C. DIRECTV and Contractor entered into that certain Sales Agency Agreement, as amended from time to time (the “Sales Agency Agreement”), whereby Contractor became and continues to act as a commissioned sales agent of DIRECTV in connection with DIRECTV’s DBS services.

D. In addition, Contractor is engaged in the business of installing, servicing and maintaining various consumer electronic products, including satellite systems.

E. On December 29, 2000, DIRECTV engaged Contractor to perform installation and service work with respect to the DIRECTV System (including any associated products DIRECTV and Contractor agree that Contractor shall install) sold and rented by DIRECTV and to perform other services pursuant to the specific terms of that Home Services Provider Agreement dated December 29, 2000 (the “Original Agreement”).

F. The Original Agreement has been amended as well as wholly replaced from time to time by the Parties, the last replacement date being March 29th, 2003 (the “2003 HSP Agreement”). The Parties desire that the current 2003 HSP Agreement be terminated pursuant to the terms and conditions hereunder and be replaced with this 2005 Home Services Provider Agreement (the “Agreement”) as of the Effective Date; provided, however, that all covenants, conditions, rights and obligations of both DIRECTV and Contractor which, by their terms or nature extend beyond the termination or expiration of the 2003 HSP Agreement, shall survive its termination until fully performed.

NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

**** Certain confidential information contained in this document has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Omissions are designated as  [****].

A G R E E M E N T

1.	Appointment of Contractor.

a. Authority. DIRECTV hereby engages Contractor to provide services in the installation and maintenance of DIRECTV System Hardware (the “Services,” or “Fulfillment Services” when referring specifically to initial customer installation services only) as defined herein and as identified in Exhibit 1.a.i. attached hereto for DIRECTV customers located in areas specified in Exhibit 1.a.ii. attached hereto, which services shall be performed in accordance with this Agreement and a Work Order (as defined below) issued by DIRECTV in connection therewith. Additional installation and/or maintenance services for DIRECTV-related products, other products (each such service an “Additional Services”), shall be individually defined in a separate Statement of Work, the rates for such Additional Services included, and shall be attached hereto and incorporated herein as Exhibit 1.a.iii. Throughout the Term, this Agreement may be amended by mutual agreement of the parties to include further Additional Services and such Additional Services shall be provided by Contractor pursuant to the terms and conditions as shall be set forth herein (Additional Services shall be referred to as “Services” throughout this Agreement). For purposes of this Agreement, a “Work Order” shall mean an individual order issued by DIRECTV for each Service, or series of Services. Each Work Order shall be subject to the terms of this Agreement and the requirements of each applicable Statement of Work attachment.

b. Limitation. Nothing herein shall be construed to grant Contractor any right or authority to sell, solicit or take orders for DIRECTV’s DBS service, or otherwise act as a sales agent or an agent of DIRECTV, or sell or rent a DIRECTV System either on its own behalf or on behalf of DIRECTV.

c. Commencement of Work Notwithstanding any other provision herein, Contractor may perform Services only upon: (i) receipt of a written or electronic Work Order from DIRECTV or its authorized agent; (ii) receipt of the DIRECTV System specifically identified by DIRECTV for the DIRECTV customer, or notification that the DIRECTV customer has received the DIRECTV System; (iii) coordination by Contractor directly with the DIRECTV customer for the earliest convenient time to perform the applicable Services in connection with the DIRECTV System and agreed upon hardware and antenna placement (subsequent to the scheduling of the appointment window by DIRECTV); and (iv) confirmation by Contractor to DIRECTV of receipt of the Work Order and scheduled time for provision of applicable Services. Under no circumstances, however, shall Contractor delay the provision of any Services hereunder, or the scheduling of such Services appointment, for the convenience of Contractor and/or its employees or agents. Initial appointment coordination by Contractor with the DIRECTV customer shall also be used by Contractor to identify any potential line of sight, landlord/tenant or other issues such that the technician shall be provided with all necessary equipment or DIRECTV forms in order to be able to properly complete the Work Order. Furthermore and in accordance with the Statement of Work and the Policies and Procedures, as defined in Section 2.f., Contractor shall, on the morning of the scheduled appointment, contact each applicable DIRECTV customer with a reminder telephone call regarding the time of the scheduled appointment.

d. Work Orders. Contractor shall perform and provide the Services hereunder in accordance with this Agreement, the applicable Work Order issued by DIRECTV or its authorized agent and the applicable Statement of Work(s)as set forth in Exhibit 1.a.iii.

e. Reservation of Rights. Contractor expressly acknowledges and agrees that all rights in and to the satellite transmission of DIRECTV’s DBS services, the DIRECTV System and the renting, sale, installation and maintenance of the DIRECTV System are reserved to DIRECTV and nothing in this Agreement shall be deemed to restrict in any manner the right or ability of DIRECTV to distribute its DBS services or the DIRECTV System itself or through other parties, or provide any Services to DIRECTV customers itself or through any other party.

**** Certain confidential information contained in this document has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Omissions are designated as  [****].

f. Allocations. Execution of this Agreement does not constitute or guarantee that any Work Order(s) will be issued by DIRECTV or its authorized agent. DIRECTV may allocate any Work Orders described hereunder among its agents, retailers and others in any manner it may choose. Notwithstanding anything in this Agreement or the attached exhibits to the contrary, Contractor acknowledges that this Agreement is non-exclusive and that Contractor is not guaranteed any minimum number of installations or maintenance or other Service Calls on a per-DMA basis or otherwise.

g. No Separate Business. This Agreement does not authorize Contractor to operate any business or provide Services to others for its own account and is merely a contract for Services to be provided to, and on behalf of, DIRECTV as ordered by DIRECTV. Contractor is not required to pay any fees to DIRECTV to perform hereunder, although fees payable by DIRECTV to Contractor pursuant to its performance hereunder may be subject to offsets or recoupments as is more specifically set forth in section 4 of this Agreement. Contractor acknowledges and agrees that DIRECTV customers are customers of DIRECTV, not Contractor.

2. Contractor Administrative Responsibilities.

a. Connectivity.

(i) Scheduling/Management System. Contractor agrees that it will, at Contractor’s expense, acquire, install and maintain on-line access to DIRECTV's technician scheduling and management systems as shall be identified by DIRECTV, necessary to establish and maintain such on-line access for purposes of inputting and receiving Work Orders and other information from DIRECTV, as soon as possible but in no event later than fourteen (14) days after DIRECTV makes such connectivity available to Contractor. Notwithstanding the foregoing, DIRECTV shall make available to Contractor a certain number of (i) seat Licenses, including any annual maintenance fee (each an individual “seat license”), and (ii) licenses for the use of any approved handheld, web-based device, (together, the “Scheduling Software”) for the dispatching, and receipt of, Work Orders to Contractor personnel in the field in order to perform the Services as set forth within this Agreement; provided, however, that the seat licenses may be deployed without the deployment and application of any handheld devices, at the sole discretion of DIRECTV. All costs related to the purchase of any handheld device shall be the responsibility of Contractor. This initial allocation of Scheduling Software by DIRECTV to Contractor shall be based on Contractor’s current pro-rata share of the overall DIRECTV customer base, as is measured by DIRECTV within the rough geographical boundaries of Contractor’s appointed DMA(s); provided, however, that DIRECTV, in its sole discretion, shall provide no less than that amount of Scheduling Software as is reasonably required to manage the dispatching of Contractor personnel for the performance of the Services hereunder as of the effective date of this Agreement. Should Contractor, at any point during the Term, request additional Scheduling Software in order to efficiently perform the Services hereunder Contractor shall purchase (or reimburse DIRECTV), at its sole cost and expense, such additional (or replacement) Scheduling Software through DIRECTV. This provision for additional Software shall govern any such Contractor request should DIRECTV select any successor system at any point during the Term. Contractor agrees that it will comply with the requirements and instructions provided by CSG, Siebel or successor vendor and/or DIRECTV in accordance with the use and implementation of such licenses, software, hardware and equipment provided in connection with Contractor’s use of the DIRECTV-selected System (or successor system). Contractor shall also be responsible for all “air-time” charges (including both voice and data) incurred through the use of the handheld devices, if any. DIRECTV shall retain title to all hardware or equipment provided by it to Contractor, if any (other than that hardware, if any, Contractor elects to purchase); and Contractor shall promptly return such hardware or equipment to DIRECTV upon DIRECTV’s written request. The scheduled rollout of the provision of Scheduling Software to Contractor, shall be determined by DIRECTV. Contractor agrees that it will promptly report the resolution of each Work Order placed by DIRECTV through the system in accordance with this Agreement and those guidelines and procedures established by DIRECTV from time to time. Contractor acknowledges and agrees that failing to promptly and properly report the resolution of each Work Order placed by DIRECTV pursuant to the established business rules and/or policies and procedures shall delay or prevent DIRECTV’s ability to credit Contractor with the completion of such Services and Contractor shall not earn Fees for any particular Work Order until properly closed. Contractor shall require that each technician, including any Approved Subcontractor, has the ability to communicate in real-time with Contractor’s applicable dispatch office (two-way radio, cell phone, etc.) while performing the Services hereunder.

**** Certain confidential information contained in this document has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Omissions are designated as  [****].

(ii) Internet/E-Mail. Contractor shall establish and maintain an Internet electronic mail address (a) for purposes of business-to-business communication between DIRECTV and Contractor and (b) to properly perform the obligations hereunder. If DIRECTV reasonably determines that Contractor’s receipt and/or transmission of data via email as it relates to this Agreement is hindered as a result of Contractor’s utilization of a particular internet service provider (“ISP”) (i.e., ISP file size restrictions, unreasonable traffic load, etc.), Contractor shall be required, within ten (10) days of such notification from DIRECTV, to retain a mutually agreeable ISP in order for Contractor to perform its obligations hereunder.

b. Office Space. Contractor shall provide at its own expense, all office space and supplies, office overhead (such as telephone, copier and facsimile expense), labor, skills, tools and other equipment and personnel necessary for it to perform the Services in a timely manner. Contractor shall conspicuously display an approved sign at each office reflecting a logo designated by DIRECTV (in conformance with the DIRECTV Trademark and Style Guide, as defined in paragraph 21, below). Contractor shall staff each office with trained personnel and Contractor shall be available to perform the Services as requested by DIRECTV in accordance with the terms of this Agreement

c. Personnel; Vehicles; Uniforms. See Exhibit 2.c.

d. Books, Records and Inspections. During the term of this Agreement and for a period of three (3) years thereafter, Contractor agrees that it will keep accurate and complete books and records regarding its performance of its obligations under this Agreement (including but not limited to all original customer-signed forms such as the Customer Installation Satisfaction Checklists for each Work Order performed, all DIRECTV Lease Addendum documents, if any, property damage and bodily injury reports, police reports, Landlord approval forms, DIRECTV System Hardware Bill of Lading documents and documentation verifying employee background checks) and will make such books and records available by fax or by physical inspection, or such other means as DIRECTV requests, as soon as is reasonably possible upon DIRECTV’s request. Throughout the Term, Contractor shall file all DIRECTV customer records, including customer agreements and Work Orders, by date of Services performed and provided, or as otherwise directed by DIRECTV. During the term of this Agreement, as well as any extension thereof, and for a period of three (3) years thereafter, Contractor shall make its offices available at any time during business hours so that DIRECTV may inspect and otherwise audit the way in which Contractor is performing the Services both at Contractor's offices/warehouses and on customers’ premises as well as to inspect the manner in which DIRECTV System hardware is being secured. Such audits by DIRECTV shall include completed Work Orders as well as work in progress. In addition, Contractor shall keep accurate and complete financial records related to this Agreement. All such records and all accounting systems with respect thereto shall be made available for inspection and review by DIRECTV or its representatives upon reasonable notice to Contractor during normal business hours throughout the Term of this Agreement. In the alternative, if Contractor conducts annual audits and can produce audited financial records along with an independent auditor’s opinion, DIRECTV-access to such audit results shall be sufficient. Financial records provided shall be maintained in accordance with generally accepted accounting principles. Contractor shall fully cooperate with DIRECTV in such inspection and audit.

e. Communications Contact. Contractor agrees that it will have reasonably adequate representatives available at all times, seven (7) days a week (8 am to 6 pm local time), for communication with DIRECTV and DIRECTV customers, including administrative personnel to coordinate with DIRECTV personnel regarding completion of the scheduling of the Services hereunder. Specifically, Contractor shall provide a 1-800 (toll-free) (or local, as applicable) number that the DIRECTV Customer Service Department may provide to DIRECTV customers who have a specific question or problem related to such Customer’s installation or installation appointment attached to a Work Order provided by DIRECTV to Contractor. Contractor shall be obligated to reasonably staff to answer such incoming calls as set forth above. Attached as Exhibit 2.e. is a list of persons whom DIRECTV may call outside of the required business hours to coordinate the provision of Services. Contractor will promptly provide an updated list to DIRECTV whenever the list of persons changes for any reason. The designated contact person(s) shall be available on a 24-hour-per-day 7-day-per-week basis.

**** Certain confidential information contained in this document has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Omissions are designated as  [****].

f. Policies and Procedures. In addition to the terms and conditions set forth herein and in each Work Order, Contractor agrees that it will comply with all DIRECTV service guidelines and policies and procedures as reasonably determined by DIRECTV (the “Policies and Procedures”) furnished to Contractor, which Policies and Procedures may be amended by DIRECTV from time to time in its reasonable discretion. Such Policies and Procedures are hereby incorporated into this Agreement by this reference. Contractor will ensure that the Policies and Procedures are quickly disseminated to all Contractor personnel, including Approved Subcontractors, performing the Services.

g. Representations and Warranties. Contractor shall not make any warranties or representations regarding DIRECTV’s programming services or DIRECTV System that are inconsistent with or more extensive than the warranties and representations provided by DIRECTV, and/or the DIRECTV System manufacturers. In no event shall Contractor offer any DIRECTV customer a Contractor-provided service or maintenance plan with respect to the DIRECTV system unless DIRECTV has previously approved, in writing, such an offer by Contractor.

3. Contractor Installation and Service Responsibilities. See Exhibit 3.

4. Fees Payable by DIRECTV.

a. Services. In full consideration for Contractor’s provision of the Services hereunder, DIRECTV agrees to pay Contractor for such Services as described below.

(i) Fulfillment Services. For certain Fulfillment Services provided by Contractor, Contractor shall be entitled to receive payment as set forth in Exhibit 4.a.(i) (“Rate Matrix”) for proper and successful completion of the applicable Work Order.

(ii) Service Calls. For the maintenance/Service Calls provided by Contractor to DIRECTV, Contractor shall be entitled to receive payment as set forth in Exhibit 4.a.(ii) ("Service Call Payments").

b. Credits; Refunds. Notwithstanding anything to the contrary contained herein, Contractor shall not be entitled to any payment for Fulfillment Services not completed for any reason, including a cancellation by the DIRECTV customer at the door. In addition, DIRECTV shall have the right to offset from the amounts owed to Contractor hereunder or any other agreement between the Parties, or recoup from, or charge back directly to, Contractor, at its option, any amount owed by Contractor to DIRECTV hereunder, including, but not limited to, any amounts received by Contractor to which it is not entitled hereunder, any payments made to Contractor in error and any cost that DIRECTV incurs or amount that DIRECTV credits, refunds or pays to a DIRECTV customer or any other third party arising out of the Services provided by Contractor hereunder. If the amount owed by DIRECTV to Contractor for a given month is not sufficient to cover the amount owed to DIRECTV by Contractor for such month, Contractor shall pay the difference to DIRECTV within thirty (30) days following its receipt of an invoice from DIRECTV.

**** Certain confidential information contained in this document has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Omissions are designated as  [****].

5. Invoicing and Payment; Disputed Payment Resolution.

a. General. All installation, maintenance and Service Calls not included in the payments process as defined below shall be considered disputed payments ("Disputed Payments") and shall be submitted by Contractor and paid by DIRECTV as set forth herein.

b. Payments. The payments process shall apply only to installation and services included in the Rate Matrix attached hereto as Exhibit 4.a.(i) and Exhibit 4.a.(ii)“Service Call Payments,” both of which may be amended by DIRECTV in its reasonable discretion. DIRECTV shall pay Contractor on or before thirty (30) days after the end of the applicable DIRECTV Accounting Period (i.e., the last day of a given calendar month), provided, however, that no payment shall be considered to be due and payable until the Services in connection therewith have been performed and completed by Contractor in accordance with this Agreement. Notwithstanding the foregoing, the Hardware Reimbursement Fee shall be paid weekly by DIRECTV for those new receivers, specifically containing the access cards previously shipped to Contractor for the fulfillment of Work Orders hereunder, that activated during the prior reporting period. In the event of a deployment of a new receiver that does not activate at the time of installation by Contractor, exceptions to the activation requirement where payment shall still be due is set forth in the P&P. The parties acknowledge and agree that all other DIRECTV System Components to be reimbursed for by DIRECTV shall be reimbursed in the aggregate within Contractor’s monthly Fulfillment Payment (i.e., the Fulfillment rates take into account Contractor’s cost of consumed refurbished receivers, ODUs and LNBs for the particular Work Order type). In no event shall DIRECTV reimburse Contractor for the purchase of any refurbished receiver.

c. Disputed Payment Resolution. Contractor shall have sixty (60) days from receipt of payment to request a reconciliation of DIRECTV’s payment to Contractor. All payments disputed by Contractor must be made in writing as prescribed hereunder and/or in the established Policies and Procedures. With respect to any disputes concerning Contractor’s provision of the Services which are not reflected in DIRECTV’s system and consequently not paid by DIRECTV, the dispute form/template must be submitted as prescribed by DIRECTV and/or in the Policies and Procedures. All disputed payments must be supported by adequate written descriptions and supporting documents. Upon such request, DIRECTV shall have forty-five (45) days from its receipt of notice of a disputed payment to investigate Contractor’s claim and to respond to Contractor. In the event that DIRECTV maintains records needed by Contractor in order to resolve a dispute, DIRECTV shall provide such documentation to Contractor once at no cost to Contractor. Disputes not submitted in accordance with the process herein shall not be considered by DIRECTV. DIRECTV shall act in good faith and deal fairly with Contractor in reviewing any reconciliation requests submitted by Contractor. DIRECTV’s decision regarding a reconciliation request shall be final and determinative.

d. Overpayments. Immediately upon discovery by Contractor, or as a result of DIRECTV’s audit in accordance with Section 2(d) above, of any overpayment, Contractor shall notify DIRECTV, as applicable, and shall return the excess amount to DIRECTV as soon as reasonably possible, but in no event longer than ten (10) days after discovery, or DIRECTV, at its option, may withhold payment of monies due to Contractor until such time as any overpayment has been rectified.

6. Subcontractors; Liens.

a. Payment for Services. Except as otherwise requested in writing by DIRECTV, Contractor shall not collect any fees, payments or otherwise from DIRECTV customers in connection with the Services provided and performed in accordance with this Agreement.

b. Liens. In no event shall Contractor (a) file, or threaten to file, a lien or a claim against a DIRECTV customer; (b) encumber in any way the property of a DIRECTV customer; or (c) in any way seek to secure payment from said DIRECTV customer in connection with Contractor’s provision of Services hereunder, except as otherwise permitted by DIRECTV. In the event of any dispute with DIRECTV related to the Services provided hereunder, Contractor agrees that it shall seek recourse only against DIRECTV and Contractor agrees to promptly pay and discharge any liens, claims or charges filed by or on the behalf of any of its laborers, Approved Subcontractor(s), material suppliers or any other third party whom Contractor has engaged related to the provision of the Services hereunder. DIRECTV shall have the right to obtain injunctive relief in order to prevent Contractor from breaching its obligations (or to obtain specific performance to compel Contractor to perform its obligations) pursuant to this Section.

**** Certain confidential information contained in this document has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Omissions are designated as  [****].

7. Term. The term (the “Term”) of this Agreement shall be effective as of the date written above and shall continue for four (4) years (the "Effective Date"). The Term will automatically renew thereafter for additional, individual one-year periods (each such year a “Renewal Term”), unless either Contractor or DIRECTV gives written notice of termination at least ninety (90) days in advance of expiration of the then-current Term. The Agreement shall also be terminable for "cause" as set forth herein.

8. Early Termination.

a. Without Cause. Either party may terminate this Agreement for any reason by giving the other party no less than one hundred and eighty (180) days prior written notice.

b. With Cause. Except as stated in Section 8(c) below, in the event that either Party breaches its duties or obligations hereunder, which breach is not cured within thirty (30) days after written notice is given by the non-breaching party to the breaching party specifying the breach in reasonable detail, this Agreement may be terminated by the non-breaching party immediately upon giving written notice to the breaching party.

c. Noncurable Breaches. In the event Contractor commits a noncurable material breach of this Agreement, then, notwithstanding Section 8(b) above, DIRECTV shall have the option to terminate this Agreement immediately upon written notice to Contractor without an opportunity to cure, with no further liability to Contractor. A particular noncurable material breach may be deemed to have occurred, by way of example, and not as any limitation, where Contractor or any employee, agent or affiliate:

(i) has misrepresented the prices, terms, or conditions upon which the manufacturer’s warranty, extended warranty, installation services or other products, promotions, or services are being offered by DIRECTV;

(ii) has engaged in signal piracy or theft of satellite signals;

(iii) has engaged in or attempted to engage in the sale and distribution of, or otherwise has used, modified access cards;

(iv) has engaged in or attempted to engage in documentable “bait-and-switch” conversion tactics for services which compete with DIRECTV programming services;

(v) has induced or attempted to induce a DIRECTV customer to switch to a service which competes with DIRECTV’s programming service;

(vi) has received a notice of violation of the terms or conditions of any license or permit required in the conduct of its business and has failed to correct such violation within the time period specified in such notice;

(vii) has knowingly submitted a request for a payment, including any bonus payment, where one is not properly payable;

(vii) has failed at any time to comply with and maintain the insurance requirements set forth in this Agreement;

**** Certain confidential information contained in this document has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Omissions are designated as  [****].

(viii) has installed or attempted to install, or failed to immediately inform DIRECTV of, a residential programming package at a commercial customer location;

(ix) has changed or attempted to change identification numbers on customer accounts to falsely obtain any kind of payment;

(x) has breached the obligations regarding the use of DIRECTV Confidential Information as described in Section 23 below, including, but not limited to, deploying a third party vendor with access to DIRECTV Confidential Information prior to such third party being approved in writing by DIRECTV;

(xi) has breached its obligation to quality inspect those installations related to Fulfillment Services as set forth in Section 3.b.(viii) more than once in any twelve (12) month period during the Term; or

(xii)  has breached its obligations as set forth in Section 10 of this Agreement.

9. Effects of Termination.

a. Upon termination, suspension, or expiration of this Agreement, all rights and obligations of either party hereunder shall cease without further liability, effective as of the date of termination, suspension or expiration, unless otherwise stated in this Agreement and except with respect to liabilities arising prior to termination of this Agreement. Contractor agrees, and agrees to cause its employees, agents and Approved Subcontractors, to return to DIRECTV within ten (10) days after termination of this Agreement all materials (and all copies thereof) relating to DIRECTV, including, but not limited to, any and all price and specification catalogues, all administrative manuals, all sales literature, and any and all other such materials. Upon termination of this Agreement, Contractor agrees that Contractor, its employees, agents and Approved Subcontractors immediately shall discontinue the use of any service mark or trademark covered by this Agreement, as well as the use of any other items involving DIRECTV's name, such as signs, stationery, logos, or business cards, and Contractor will not represent itself in any fashion as a contractor, an agent or representative of DIRECTV. Upon termination, suspension or expiration of this Agreement, Contractor agrees that it and each of its employees, agents and Approved Subcontractors will promptly return all DIRECTV owned property in their possession to DIRECTV by any delivery means reasonably requested by DIRECTV, with the cost of returning such property to be at DIRECTV’s expense. Because of the difficulty in establishing the improper use of Customer Information and other DIRECTV Confidential Information, as defined below, Contractor agrees that for a period of two years after termination, it shall not, on behalf of any other provider of multi-channel video service or on its own behalf, solicit any DIRECTV customer for whom Contractor provided Services in accordance with the terms of this Agreement.

b. If the termination hereof is due to Contractor’s material breach, DIRECTV may elect to terminate the DIRECTV Sales Agency Agreement, if any exists between the parties, at its sole discretion.

10. Exclusivity. Due to the fact that Contractor will have access to Customer Information and other DIRECTV Confidential Information as defined below, during the term of this Agreement, Contractor agrees that neither it, nor its parent entities, subsidiaries or affiliates, shall perform installations or Services for any other provider or distributor of products/services which compete with DIRECTV’s programming services or any other DIRECTV product or service, except as otherwise permitted by DIRECTV. This includes, but is not limited to the distribution of television programming via DTH, MMDS or any and all other technologies and media now existing or hereafter developed. Notwithstanding the foregoing, this Section shall not prohibit Contractor from performing traditional cable television or telephone installation, maintenance and service work; provided, however, that Contractor shall use its best efforts to designate its employees as either DIRECTV service providers or a provider of all other non-DIRECTV-related services, if any (in other words, a Contractor employee trained to provide Services pursuant to this Agreement shall not also provide services, on behalf of Contractor, for a cable company or a provider of telephony services).

**** Certain confidential information contained in this document has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Omissions are designated as  [****].

11. Other Products. From time to time, DIRECTV may offer to Contractor the opportunity to market/promote additional products or services to the DIRECTV Customer while Contractor is performing the Services within the Customer’s residence (The DIRECTV Protection Plan, for example). In the event that Contractor elects to act as one of DIRECTV's representatives as it relates to such products or services, the terms of such arrangement shall be set forth in Exhibit11, hereto.

12. Defaults and Remedies. In the event Contractor is in anticipatory breach of this Agreement or has failed to comply with any material term or provision of this Agreement, DIRECTV shall have the right at its option to (a) perform or cause to be performed any one or more of Contractor’s obligations, in which case, DIRECTV shall be entitled to obtain from Contractor or deduct from any amount payable to Contractor, an amount equal to any increased cost incurred by DIRECTV in performing or obtaining the performance of Contractor’s obligations hereunder; (b) terminate this Agreement in accordance with Section 8; or (c) pursue any other remedy available under applicable law.

13. Conformance to All Laws. DIRECTV and Contractor shall comply with all applicable federal, state, county and municipal laws, codes, rules, regulations in the performance of its obligations under this Agreement, including but not limited to, in the case of Contractor, obtaining all of the necessary licenses and permits required of Contractor by the municipality and state in which the work is being performed and complying with the Occupational Safety and Health Act.

14. Taxes.

a. Contractor Taxes. All taxes that may be levied on Contractor for services provided under this Agreement or otherwise shall be the sole responsibility of Contractor, including all applicable taxes on payments made by DIRECTV to Contractor pursuant to this Agreement.

b. Contesting of Taxes. Contractor shall not contest the levying or assessment of any tax for which DIRECTV or DIRECTV customers are responsible for payment related to the services provided hereunder without DIRECTV's prior written consent.

15. Insurance. From and after the date of this Agreement:

a. Coverage. Contractor shall obtain and maintain insurance, as provided by a licensed insurer with a Best’s rating of A- VIII or better, with coverage and limits as follows:

(i) Contractor shall carry a policy (or policies) of Workers Compensation Insurance covering Contractor’s employees in each jurisdiction in which Contractor is performing work pursuant to this Agreement. Each such policy shall be on a form approved for use in each state in which work is being performed and shall provide, at a minimum, statutory Workers’ Compensation coverage and Employer’s Liability Insurance at limits of not less than $500,000.00 per employee per accident for Bodily Injury by Accident, $500,000.00 per employee per occupational disease and $500,000.00 for all occupational diseases. If Contractor shall be performing work pursuant to this Agreement in a state known as a “Monopolistic” state, or if Contractor has qualified in any state as a self-insurer, the Employers’ Liability coverage for that state may be attached either to another Workers’ Compensation policy or to the Commercial General Liability coverage.

**** Certain confidential information contained in this document has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Omissions are designated as  [****].

(ii) Commercial General Liability Insurance covering Operations and Premises Liability; Independent Contractors; Completed Operations; Product Liability; Contractual Liability; Personal Injury; Property Damage caused by explosion, collapse and underground damage; and Broad-Form Property Damage. The limits of such liability insurance shall be no less than $1,000,000.00 per occurrence.

(iii) Comprehensive Automobile Liability Insurance covering all owned, hired and non-owned vehicles, including the loading or unloading thereof, with limits of no less than $1,000,000.00 combined single limit for bodily injury and/or property damage.

(iv) All Risk Commercial Property Insurance issued on a replacement cost basis, in an amount sufficient to cover all DIRECTV-owned property in the care, custody, and control of Contractor, if any. The policy must name DIRECTV as the loss payee.

(v) Umbrella or Excess Liability Insurance covering the items set forth in (i) (insofar as it relates to Employer’s Liability Insurance), (ii) and (iii) above with a policy limit of not less than $5,000,000.00.

b. Companies. All such insurance shall be carried in companies reasonably satisfactory to DIRECTV and licensed to do business in the jurisdiction where the obligations of Contractor under this Agreement are to be performed, and the liability policies shall be primary coverage and shall name DIRECTV, its subsidiaries, employees and affiliates as additional insureds.

c. Commencement of Work. Contractor shall likewise not allow any subcontractor to commence work until subcontractor has obtained the same insurance coverage required of Contractor hereunder; provided, however, that subcontractors shall not be required to carry umbrella or blanket insurance policies.

d. Cancellation. Each policy shall provide that it will not be canceled, non-renewed or materially amended except after thirty (30) days advance written notice to DIRECTV, mailed to the address indicated herein, and the policy, policy endorsements or certificates of insurance shall so state.

e. Evidence of Insurance. Contractor shall provide certificates evidencing coverage as listed above prior to commencement of work, and at every annual renewal of the policies, for the duration of this Agreement. All certificates shall name DIRECTV as an additional insured as respects commercial general liability, automobile liability, and umbrella or excess liability insurance. Endorsements to the policies naming DIRECTV as additional insured will be provided by Contractor upon request. Contractor will endeavor to obtain waivers of subrogation in favor of DIRECTV from its insurers.

16. Amendment. DIRECTV retains the right to change (i) both the Rate Matrix and Service Call Payments schedule pursuant to Section 5.b., above, (ii) the Performance Standards as set forth in Exhibit 3.e.(v), and (iii) zip codes associated with the DMAs or partial DMAs listed in Exhibit 1.a.ii., from time to time in its reasonable discretion, as its business needs dictate, provided that reasonable, prior written notice shall be provided to Contractor. Subject to the exclusions set forth in the previous sentence, this Agreement may only be modified or supplemented by written agreement by both parties. Modifications include, but are not limited to, changes to Contractor’s business entity, including name, ownership and/or legal organizational formation/structure.

17. Assignment. As this is an agreement for personal services, Contractor may not assign its rights and obligations under this Agreement without the written consent of DIRECTV. Any purported assignment by Contractor to a third party in violation of this Section shall be void effective as of the date the attempted assignment was made, and DIRECTV shall have the right immediately to terminate this Agreement upon notice of such attempted assignment without consent. DIRECTV, in its sole discretion, may assign its rights and obligations under this Agreement at any time for any purpose.

**** Certain confidential information contained in this document has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Omissions are designated as  [****].

18. Indemnification. Contractor shall indemnify, defend and hold DIRECTV, its affiliate, subsidiary and parent entities and each of their respective directors, officers, employees, agents, assigns and successors harmless from any and all costs, expenses, liability, claims, judgments, lawsuits and demands (including attorneys' fees) arising out of (a) the performance, breach or alleged breach by Contractor of its obligations, warranties, representations or covenants under this Agreement; (b) the negligence or other wrongdoing, in whole or in part, on the part of any employee, agent, servant, subcontractor, or representative of Contractor in connection with the performance of its obligations under this Agreement; (c) the termination, disturbance, interruption or other interference with services of any type of utility or other public or private facility damaged, harmed or disturbed, or caused to be disturbed, by Contractor and any of its agents, servants, employees, subcontractors or representatives; (d) any acts or omissions of Contractor which would cause the independent contractor status as provided in Section 19 to be breached; and (e) any acts or omissions of any Approved Subcontractor. This Section shall survive the termination or expiration of this Agreement. DIRECTV shall indemnify, defend and hold Contractor, its officers, directors, employees, agents and affiliates harmless of and from any and all costs, expenses, liability, claims, judgments, lawsuits and demands (including attorneys' fees) arising out of (a) the performance or breach by DIRECTV of its obligations under this Agreement; or (b) the active negligence or other wrongdoing on the part of any employee, agent, servant or representative of DIRECTV in connection with the performance of its obligations under this Agreement.

19. Independent Contractor. Contractor is an independent contractor authorized during the term hereof to perform and provide Services to DIRECTV. Except as otherwise expressly provided herein, Contractor shall have full control over the methods, techniques, sequences, and procedures of the Services to be provided hereunder. This Agreement is intended to create an independent contractor relationship between the parties for purposes of federal, state and local law, including the Internal Revenue Code of 1986, as amended. Without limitation, Contractor agrees to provide DIRECTV with a completed “Request for Taxpayer Identification Number and Certification” in which the applicable taxpayer identification number is identified. Because Contractor and Contractor’s employees and subcontractors are not employees, franchisees, agents or otherwise of DIRECTV, Contractor and its employees and subcontractors are not entitled to any benefits to which DIRECTV employees may be entitled under DIRECTV policies or as otherwise required by law, including workers’ compensation or unemployment compensation benefits. DIRECTV will not withhold any taxes from any amounts payable to Contractor under this Agreement and will not make any FICA or other contributions on behalf of or for the benefit of Contractor, its employees and subcontractors. Contractor will be solely responsible for the payment of all state, federal and local taxes on amounts payable to Contractor under this Agreement. Contractor shall indemnify DIRECTV for any claims relating to such payments.

20. Employee Hiring Limitation. DIRECTV and Contractor agree that they will not intentionally solicit or hire the other party’s employee(s) in any capacity for twelve (12) months from the date an employee terminates employment with DIRECTV or Contractor, unless otherwise mutually agreed upon in writing by DIRECTV and Contractor.

21. Service Marks and Trademarks. DIRECTV hereby grants, and Contractor hereby accepts, the non-exclusive right to use the service marks or trademarks of DIRECTV (the “DIRECTV Marks”) solely in connection with the provision of Services during the Term. Contractor agrees that (i) it shall use the DIRECTV Marks solely in connection with the provision of Services during the Term, and in accordance with all of the terms and conditions set forth herein, (ii) the DIRECTV Marks shall be exhibited and displayed in the exact form provided by DIRECTV, (iii) it shall not make or permit the making of any copies of the DIRECTV Marks, in whole or in part except as reasonably required for the purposes herein specified, (iv) it shall not have the right to authorize others, with the exception of Contractor’s affiliates, subsidiaries and agents, to use the DIRECTV Marks (and then only subject to the restrictions set forth herein), (v) its use of the DIRECTV Marks shall include all standard proprietary notices prescribed by DIRECTV, if any, and (vi) its use of the DIRECTV Marks shall conform to quality standards which are provided by DIRECTV. All right, title and interest in and to the DIRECTV Marks, including all associated goodwill shall remain vested in DIRECTV subject to the rights of use granted in this Agreement. Contractor will not use any service marks or trademarks of DIRECTV (“DIRECTV Marks”) or of any network or programmer included in the DIRECTV programming services, without the specific prior written consent of DIRECTV. Any unauthorized use of such marks by Contractor, or any use not in compliance with any rules or procedures regarding the use of such marks, shall constitute an infringement of the rights of DIRECTV or of its network suppliers. Contractor shall be authorized to use the DIRECTV Marks in accordance with the terms hereof and in accordance with the terms of the trademark and logo guidelines provided by DIRECTV (the “DIRECTV Trademark and Style Guide”). Notwithstanding any provision of this Agreement, Contractor’s rights in the DIRECTV Marks shall be limited to those rights set forth here. Contractor shall indemnify and hold DIRECTV harmless from and against any and all costs, expenses (including reasonable attorneys’ fees) and liabilities resulting from a breach of this Section. A breach of this Section shall be deemed a material breach of this Agreement.

**** Certain confidential information contained in this document has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Omissions are designated as  [****].

22. Notices. All notices required hereunder shall be in writing and shall be deemed given when personally delivered, when telecopied (with confirmation receipt) if also sent via U.S. first class mail, upon delivery by an overnight courier service, or upon the date of receipt when sent by certified mail, return receipt requested, to the following address or to such other address a party may hereafter designate in writing:

If to DIRECTV:	DIRECTV, Inc.

Vice President, Field Operations
8085 South Chester, Suite 300
Englewood, CO 80112

with copies to:	1) Senior Vice President, Field Operations

DIRECTV, Inc.
8085 South Chester, Suite 300
Englewood, CO 80112
Fax: (303) 712-4976

2) Assistant General Counsel
DIRECTV, Inc.
8085 South Chester, Suite 300
Englewood, Colorado 80112
Fax: (310) 964-4883
Fax: (303) 712-4947

If to Contractor: SEE EXHIBIT 2.e.

23. Proprietary Information and Confidentiality.

a. Definition. Contractor, its employees, agents and Approved Subcontractors, in carrying out their duties, will have access to certain trade secrets, marketing data, Customer Information as well as certain knowledge concerning the business affairs of DIRECTV, including the terms of this Agreement (collectively "DIRECTV Confidential Information").

**** Certain confidential information contained in this document has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Omissions are designated as  [****].

b. Restricted Use. Neither Contractor, its employees, agents nor Approved Subcontractors may use any DIRECTV Confidential Information for any reason whatsoever (other than to perform this Agreement), including, but not limited to, for its own benefit or for the benefit of a third party or to interfere, or cause interference with DIRECTV and DIRECTV’s customers. Contractor shall ensure that DIRECTV Confidential Information is protected with at least the same degree of care Contractor uses to protect its own information of like nature, but no less than a reasonable degree of care, taking into account the competitive nature of the information. Contractor specifically agrees that all materials (and all copies thereof) relating to DIRECTV, including, but not limited to, all price and specification catalogues, lists of all former and current DIRECTV customers or prospect lists supplied by DIRECTV or generated by Contractor during the course of this Agreement, all administrative manuals, all sales literature, and any and all other information or data related to DIRECTV’s programming services, are the exclusive property of DIRECTV and are to be used by Contractor, its employees, agents and subcontractors solely in the performance of their obligations and duties as described herein, and that such lists and other data are to be returned to DIRECTV immediately upon termination of this Agreement.

c. Confidentiality Agreements. Contractor agrees that it will require its employees, agents and Approved Subcontractors to sign an agreement that protects DIRECTV at least to the same degree as set forth in this Section before any activity in support of this Agreement is undertaken by such employee, agent or Approved Subcontractor.

d. No Obligation of Confidentiality. For purposes of this Section, DIRECTV Confidential Information shall not include information: (i) which becomes generally available to the public through no wrongful act of Contractor; (ii) is already lawfully in the possession of Contractor and not subject to an existing agreement of confidentiality; (iii) is furnished to Contractor by a third party free from any duty of confidentiality to DIRECTV; or (iv) is disclosed pursuant to the binding order of a government agency or a court so long as Contractor provides notice to DIRECTV prior to any such disclosure and uses reasonable efforts to obtain confidential treatment for the information.

e. Irreparable Damage. Contractor acknowledges and agrees that DIRECTV would be irreparably damaged if Contractor breached any part of this Section and that DIRECTV may take any action, including seeking injunctive relief, to prevent Contractor’s prospective breach or continuing breach of this Section.

f. Material Consideration. Contractor acknowledges and agrees that Contractor's and its employees’, agents’ and subcontractors’ compliance with this confidentiality Section is a material consideration to DIRECTV in entering into this Agreement and the relationship hereby created.

24. Limitations on Damages. CONTRACTOR AND DIRECTV AGREE THAT THERE WILL NOT BE ANY LIABILITY TO THE OTHER FOR ANY LOST PROFITS, SPECIAL, INCIDENTAL, OR CONSEQUENTIAL DAMAGES, EVEN IF ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

25. Miscellaneous Provisions.

a. Reservation of Rights. All rights not specifically granted to Contractor in this Agreement are expressly reserved to DIRECTV.

b. Authority to Execute. Each party represents to the other that the person executing this Agreement on such party's behalf has the right, power and authority to enter into this Agreement and to perform such party's obligations under this Agreement and that such execution is binding upon such party.

**** Certain confidential information contained in this document has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Omissions are designated as  [****].

c. Waiver. Any failure to insist on the strict performance of any term or condition of this Agreement: (i) shall not be deemed a waiver of such term or condition unless the waiver is reduced to writing and signed by the parties; and (ii) shall not act as a waiver of the right to insist upon strict performance of that term or condition in the future.

d. Integration. This writing represents the entire agreement and understanding of the Parties with respect to the subject matter hereof and supersedes all previous agreements with respect to the same; it may not be altered or amended, except by an agreement in writing signed by the Parties. Notwithstanding the foregoing, nothing herein shall be construed to supersede or otherwise affect the Parties’ rights and obligations under the Sales Agency Agreement between the Parties.

e. Governing Law. This Agreement shall be governed by the laws of the State of California, without regard to any conflict of law principles.

f. Jurisdiction and Venue. In the event of any legal action involving this Agreement, the parties agree that exclusive venue shall be where DIRECTV’s corporate headquarters is located. With respect to all disputes under this Agreement, Contractor submits itself to the exclusive personal jurisdiction of the federal and state courts of the State of California.

g. Headings. The headings of paragraphs in this Agreement are for convenience only; they form no part of this Agreement and shall not affect its interpretation.

h. No Inference Against Author. No provision of this Agreement shall be interpreted against any party because such party or its legal representative drafted such provisions.

i. Severability. If any part of any provision of this Agreement is invalid or unenforceable under applicable law, the provision shall be ineffective only to the extent of such invalidity or unenforceability without in any way affecting the remaining parts of the provision or this Agreement.

j. Binding Effect. This Agreement is binding upon the parties hereto, and their respective executors, administrators, heirs, assigns, and successors in interest.

k. Attorney Fees. In the event of any legal dispute between the parties, the prevailing party shall be entitled to all costs and expenses, including expert witness fees and reasonable attorneys' fees, at trial and at any appeal therefrom.

l. Remedies. Subject to the limitations of Section 24, no remedy conferred by any specific provision of this Agreement is intended to be exclusive of any other remedy available to the parties under this Agreement or at law or in equity, whether by statute, rule or otherwise.

m. Defined Terms. Any defined terms used in the Exhibits to this Agreement shall have the meanings given to them in this Agreement.

n. Counterpart Signatures. This Agreement may be executed in counterparts, all of which taken together shall constitute one and the same instrument.

o. Survival of Terms. The rights and obligations which, by their terms or nature, extend beyond the termination or expiration of this Agreement, shall survive any expiration or termination of this Agreement.

**** Certain confidential information contained in this document has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Omissions are designated as  [****].

IN WITNESS WHEREOF the duly authorized representatives of the Parties hereto have caused this Agreement to be executed as of the day and year first written above.

CONTRACTOR By: Name: Title:	DIRECTV, INC. By: Name: Title: Senior Vice President

**** Certain confidential information contained in this document has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Omissions are designated as  [****].

EXHIBIT 1.a.i.

SERVICES/FULFILLMENT SERVICES

Fulfillment Services

•	High Power residential installations, including retail sales agents, DIRECTV Direct Sales initiatives and fulfillment of other acquisition activities
•	Multi-satellite residential installations including PARA TODOS, Local into Local and High Definition
•	Commercial customer installations (upon Contractor’s applicable commercial certification by DIRECTV)
Grade 1 - Capable of installing up to 4 or 8 IRDs in the same commercial establishment using one multiswitch
Grade 2 - Capable of installing any number of IRDs in a commercial establishment using multiple multiswitches
Grade 3 - Capable of building a headend in a commercial establishment that receives DIRECTV programming, converts it to a standard VHF/UHF channel frequency and distributes it to a "cable ready" TV set on a standard UHF/VHF distribution system.

Service Work

•	Service Calls (including escalated Service Calls from other Contractors)
•	Move/transfer installations
•	DIRECTV System and other equipment pick-ups (disconnected and downgraded accounts)
•	Additional outlet upgrades
•	Relocates
•	Multi-satellite upgrades
•	High Definition (“HD”) Antenna Installation

**** Certain confidential information contained in this document has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Omissions are designated as  [****].

EXHIBIT 1.a.ii.

FULFILLMENT SERVICE DMAS
(Pursuant to Contractor’s Authorization under Section 1(a) of the Agreement)

This or these DMAs or portions of DMAs are assigned to Contractor on a non-exclusive basis. Work Orders may also be provided to Contractor within zip codes adjacent to, but not within a DMA listed below. Contractor IS NOT AUTHORIZED TO CONDUCT FULFILLMENT OR OTHER SERVICES PURSUANT TO THIS AGREEMENT IN ANY DMAs NOT AUTHORIZED BY THIS CONTRACT OR UNLESS DIRECTED IN WRITING BY DIRECTV.

DMA Assignment

IRONWOOD	Boise_ID,OR	Tier 3
IRONWOOD	Eugene_OR	Tier 3
IRONWOOD	Glendive_MT	Tier 1
IRONWOOD	IdahoFalls-Pocatello_ID,WY	Tier 2
IRONWOOD	LasVegas_NV	Tier 3
IRONWOOD	Philadelphia_DE,NJ,PA	Tier 2
IRONWOOD	Phoenix_AZ	Tier 2
IRONWOOD	Portland,OR_OR,WA	Tier 3
IRONWOOD	Reno_CA,NV	Tier 2
IRONWOOD	SaltLakeCity_ID,NV,UT,WY	Tier 3
IRONWOOD	Seattle-Tacoma_WA	Tier 3
IRONWOOD	Spokane_ID,MT,OR,WA	Tier 2
IRONWOOD	TwinFalls_ID	Tier 2
IRONWOOD	Yakima-Pasco-Richland-Kennewick_OR,WA	Tier 2
IRONWOOD	Bend,OR_OR	Tier 3
IRONWOOD	Casper-Riverton_WY	Tier 3
IRONWOOD	Denver_CO,NE,NV,WY	Tier 3
IRONWOOD	KansasCity_KS,MO	Tier 4
IRONWOOD	LittleRock-PineBluff_AR	Tier 3
IRONWOOD	Medford-KlamathFalls_CA,OR	Tier 3
IRONWOOD	Pittsburgh_MD,PA,WV	Tier 3
IRONWOOD	Tucson(SierraVista)_AZ	Tier 3
IRONWOOD	Wichita-Hutchinson_KS,NE	Tier 3
IRONWOOD	Billings_MT,WY	Tier 4
IRONWOOD	Cheyenne-Scottsbluff_NE,WY	Tier 4
IRONWOOD	ColoradoSprings-Pueblo_CO	Tier 4
IRONWOOD	Erie_PA	Tier 4
IRONWOOD	GrandJunction-Montrose_CO	Tier 4
IRONWOOD	GreatFalls_MT	Tier 4
IRONWOOD	Harrisburg-Lancaster-Lebanon-York_PA	Tier 4
IRONWOOD	Helena_MT	Tier 3
IRONWOOD	Johnstown-Altoona_PA	Tier 4
IRONWOOD	Roanoke-Lynchburg_VA,WV	Tier 4
IRONWOOD	Butte-Bozeman_MT	Tier 4

IRONWOOD	Charlottesville_VA	Tier 4
IRONWOOD	FortSmith-Fayetteville-Springdale-Rogers_AR,OK	Tier 4
IRONWOOD	Harrisonburg_VA,WV	Tier 4
IRONWOOD	Jonesboro_AR	Tier 4
IRONWOOD	Joplin-Pittsburg_KS,MO,OK	Tier 4
IRONWOOD	Missoula_MT	Tier 4
IRONWOOD	SaintJoseph_KS,MO	Tier 4
IRONWOOD	HONOLULU_HI	Tier 5

During the Term, DIRECTV may elect to offer to Contractor additional Services work outside of the DMAs currently listed. Contractor may elect to take on this additional work at its sole discretion. In such case, such additional Services work shall involve Contractor operating as the primary provider in the additional DMA(s) (in such case, a transition of the former primary provider will occur simultaneously) or Contractor operating as the secondary provider with the primary Services provider remaining in the applicable DMA(s).

If Contractor operates as the primary provider in the additional DMA(s), all terms and conditions as set forth herein shall apply to the Services provided. If Contractor operates as the secondary provider, with the primary Services provider remaining in the additional DMA(s), then all terms and conditions as set forth in the Secondary Provider Agreement by and between Contractor and DIRECTV shall apply to such Services provided by Contractor.

EXHIBIT 1.a.iii - Statement of Work

RESIDENTIAL

Standards for all Antenna Type Residential Installations
Customer service requirements for all customer interaction

1.	Phoning the customer and confirming account information and installation times within the scheduled timeframe established by DIRECTV.
2.	Reminder phonecall to Customer day of the scheduled appointment
3.	Arrival at customers residence within the designated window of time.
4.	Completion of site survey.
5.	Planning the installation with the customer (cable routing, antenna location and connection of devices).
6.	Notification to customer and Contractor management of any additional (non-standard) charges prior to commencement of any work.
7.	Cleaning up any mess made during installation and removing it from the customers residence.
8.	Activation of DIRECTV service with the customer on the phone.
9.	Customer education on system operation and features (min. 20 minutes).
10.	Completion of Installation Checklist and obtaining customers signature certifying the job was completed to their satisfaction .
11.	Leaving your company name and telephone number with the customer enabling them to contact Contractor directly if there are any problems with the installation (business card).

Standard Receiver Hook-Up, Cabling and Antenna Mounting Requirements

1.	Routing and properly attaching cable following local/NEC codes using RG-6 cable with a max loop resistance at 100 feet of 2 ohms or less.
2.	Routing cable through one exterior and one interior wall.
3.	Grounding antenna system and cable to meet Local / NEC requirements.
4.	Installing one DIRECTV System IRD.
5.	Connection to an active telephone line capable of dialing out. There is no additional charge to the customer for installation of a phone jack for this connection.
6.	Mounting of antenna to meet Manufacturers and/or DIRECTV Quality Specifications, whichever is more stringent.
7.	Aligning the antenna for peak signal strength.
8.	Completion of a system test verifying signal strength, access card match and telephone connectivity.
9.	Connection of existing off-air antenna or active cable drop (enabling TV to function as it had prior to DIRECTV installation).
10.	Connection of co-located devices (VCR, existing surround sound, DVD, video games, etc).
11.	Cable must meet DIRECTV specifications and all exterior connections must be weather proofed.

Digital Video Recorder (“DVR”) Summary

1.
Optimize connection to the dual tuners of the DVR system to the DIRECTV receiver using cabling supplied with the DVR system or better. Dual independent coaxial cables must be run from the LNB to the receiver’s dual inputs.

2.	Educate the customer with an explanation of the DVR features on DVR capable systems and initial steps to use the service

18”x 20” Antenna/2 or 3 LNB installation

1)	System Requirements
a)	Connection of the 110 LNB/Combiner kit when specified or required for a customers programming choices
b)	Proper connection of the multi-beam multiswitch, if required

2)	HDTV Requirements
a)	Optimize the connection of the HDTV receiver to the HDTV capable TV or adaptive equipment using all cabling supplied with the HDTV receiver
b)	Verification of the receipt and quality of the HDTV channels
c)	Instruction to the customer of where the HDTV channels are located

3)	PARA TODOS Requirements
a)	Verification of the receipt and quality of the PARA TODOS channels
b)	Instruction to the customer of where the PARA TODOS channels are located
c)	Instruction on changing the menu language to/from English to Spanish

**** Certain confidential information contained in this document has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Omissions are designated as  [****].

The Basic DIRECTV residential installation includes the following:

1.	Phoning the customer and confirming account information and installation times within the designated limits established by DIRECTV

2.	A reminder phonecall to Customer day of the scheduled appointment and arrival at customers residence within the designated window of time

3.	Completion of a site survey with customer’s permission

4.	Planning the installation with the customer (Cable routing, antenna location, connection of devices and discussing future options)

5.	Notification to customer and Contractor management of any additional (non-standard) charges prior to commencement of any work.

6.	Properly mounting and aligning an 18 inch satellite antenna with dual output LNB

7.	Routing and properly attaching quality RG6 Cable

8.	Cable routing through one exterior and one interior wall

9.	Grounding to meet Local/ NEC requirements

10.	Installation of one DIRECTV System IRD

11.	Connection to an active telephone line capable of dialing out

12.	Tuning the antenna alignment to peak performance

13.
Completion of a system test verifying signal strength, access card match and telephone connectivity. For signal strength verification, the technician shall fine tune the satellite antenna to achieve the maximum signal strength available. In all signal testing, the technician shall achieve a minimum signal level at each IRD of “80” on satellites in the 101º orbital slot (Satellite A) using the signal level meter feature of the IRD and verify and record levels on transponders 2, 5, 16, 17, 29 and 30. If a MultiSat antenna is used, it will be tuned to achieve a minimum signal level of “80” on Satellite A on the transponders previously listed and a minimum signal level of “65” on Satellite B transponders 22, 26 and 30. In the event that, after using best efforts, Contractor determines these minimum signal levels cannot be achieved in optimal weather conditions within a specific DMA, Contractor shall inform DIRECTV of this and DIRECTV, in its reasonable discretion, may grant a variance from the minimum standard for that DMA; provided, however, that such variance shall be in writing and subject to change by DIRECTV.

14.	Connection of existing off-air antenna or active cable drop (enabling TV set to function as it had prior to DIRECTV installation)

15.
Connection of co-located devices (VCR, existing surround sound, DVD, video games, etc) using the best signal-strength connection components possible (i.e., composite, component, DVI, HDMI or other future products)

16.	Cleaning up any mess made during installation and removing debris from the customers residence

17.	Activation of DIRECTV service with the customer on the phone

18.	Customer education on system operation and features (min. 20 minutes)

19.	Completion of Customer Installation Checklist and obtaining customers signature certifying the job was completed to their satisfaction

20.	Leaving installation company name and telephone number with the customer enabling them to contact the installation Contractor directly if there are any problems with the installation (business card)

In no event shall Contractor skip any of the above steps when installing a Customer within an MDU structure which has been previously wired for L-band distribution of the DIRECTV Service (an “MDU Resident”). All such MDU Residents must receive signal from his/her own installed antenna. If an antenna cannot be installed for any reason, the Work Order is to be cancelled and the MDU Resident is to be informed that he/she needs to contact the building manager in order to receive information about receiving the DIRECTV Service.

**** Certain confidential information contained in this document has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Omissions are designated as  [****].

Advanced Products Installation Checklist

1.	DVRs require continuous phone connections without exception (remote phone jacks are not compatible with Advanced Products).

2.	For all Advanced Product installations or upgrades you will need the following:

a.	F fittings

b.	Single RG6 cable

c.	* Dual Line RG6 cable

d.	* Dual Ground Blocks

e.	Standard tools

f.	Spare Dual LNB

3.	If a customer currently has an 18" ODU with a single LNB and they are keeping the 18" ODU it will have to be upgraded to a dual LNB prior to any other steps.

4.	Each advanced product requires 2 ports. Each standard receiver requires 1 port. Sum the ports to determine the switch configuration needed. Examples:

a.	1 advanced product and 2 standard receivers = 4 ports

b.	2 advanced products and 1 standard receiver = 5 ports

5.	If the customer’s equipment will use a 18" ODU and will require:

a.	2 ports --- DUAL LNB

b.	3 to 4 ports --- 2x4 multi-switch

c.	5 to 8 ports --- 2x8 POWERED multi-switch

6.	If the customer’s equipment will use a 18"x20" ODU and will require:

a.	2 ports --- Use existing switch

b.	3 to 4 ports --- Use existing 4x4 switch (if the customer’s existing switch is a 4x2 switch it will have to upgraded to a 4x4 switch)

c.	5 to 8 ports ---

i.	4 HFS 2-way splitters (power passive)

ii.	2 dual ground blocks

iii.	2 4x4 multi-switches

iv.	(if the customer’s existing switch is a 4x2 switch it will have to upgraded to a 4x4 switch)

**** Certain confidential information contained in this document has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Omissions are designated as  [****].

EXHIBIT 2.c.

PERSONNEL, VEHICLES AND UNIFORMS

A. Personnel. With respect to any employee or Approved Subcontractor, as defined below, who is assigned by Contractor to perform its duties under this Agreement, any part of which requires entrance by the employee onto property owned or rented by a DIRECTV customer, or any other citizen of the community, Contractor warrants that such individual is qualified, able and suitable to perform the duties assigned in a good, professional and workmanlike manner and with care and concern for DIRECTV, DIRECTV’s customers, third parties and any of their property, and that they have successfully completed SBCA Certified Installer Training (or other DIRECTV-approved training program) and have been otherwise properly trained to perform and provide the Services hereunder (Services could expand requiring specific DIRECTV training). Specifically, Contractor shall only allow those employees and Approved Subcontractor technicians who have successfully completed the applicable DIRECTV-approved training program to perform those Services which require a certain minimum level of training (i.e., Grades 1-3 DIRECTV commercial installation certification). In the event that Contractor is considering offering employment to an individual then currently employed by another installation and service contractor of DIRECTV, Contractor shall inform DIRECTV of this decision prior to any offer of employment being made. Throughout the Term, Contractor shall maintain an accurate database setting forth the skill sets and training programs completed by each of its technicians and such data shall be subject to independent review by DIRECTV pursuant to Section 2.d of the Agreement. In addition, Contractor hereby agrees to include a reasonable background check and drug screen on potential employees within its standard hiring/operating policies with respect to those individuals whose employment shall include performing the Services. Specifically, Contractor shall ensure that:

(i)such individual has been required to take a drug test for those controlled substances as dictated by Contractor and the results of the test were negative prior to the offering of employment; and

(ii)a criminal background check was performed on such individual and the check revealed no convictions for felonies or other information which would indicate that the individual is a danger to DIRECTV, its customers, third parties or any of their property.

B.Subcontractors. In no event shall Contractor appoint or allow any third party or subcontractor (each a “Subcontractor) to perform and provide any Services prior to (i) that Subcontractor representing and warranting that it performs a reasonable background check and drug screen of its technicians, (ii) that Subcontractor receiving and successfully completing SBCA Certified Installer Training (or other DIRECTV-approved training program) for each applicable technician, as determined by DIRECTV in its sole discretion and (iii) receiving an approval from DIRECTV (each an “Approved Subcontractor”), which approval may or may not be granted in DIRECTV’s discretion; provided, however, that in any DMA in which Contractor is authorized to perform the Services, Contractor shall not permit Approved Subcontractors to perform more than [****] of Contractor’s aggregate Work Orders in any particular DMA in any given accounting month during the Term, without the prior written approval of DIRECTV. In the event Contractor engages or otherwise utilizes Approved Subcontractor(s) in the performance of Services as set forth herein, Contractor shall cause such Approved Subcontractor(s) to comply with and abide by the terms, conditions and restrictions imposed upon Contractor as set forth in this Agreement, including all attachments and exhibits related thereto; provided, however, that Contractor shall be solely responsible for the methods, techniques, sequences, and procedures of the Services to be provided hereunder and the timely completion of each Work Order performed by such Approved Subcontractor(s), if any; provided, further, that the utilization of a Subcontractor may be expressly forbidden pursuant to the specific terms of the attached Statement of Work applicable to the contemplated Service. On a monthly basis, Contractor shall be obligated to provide to DIRECTV, a written list of a) Approved Subcontractors who actually performed Services and b) the aggregate number of each type of Work Order performed by each such Approved Subcontractor during the prior month. All Approved Subcontractor usage data provided to DIRECTV shall be subject to verification by DIRECTV as set forth in paragraph 2.g. In addition, each Approved Subcontractor shall be identified in CSG’s Workforce Express, or any successor system, such that DIRECTV may at all times determine the labor capacity of each such Approved Subcontractor. DIRECTV, in its sole discretion and upon notice to Contractor, may terminate the Approved Subcontractor status of any such third party or subcontractor and Contractor may not engage or otherwise utilize such third party or subcontractor in the performance of Services as set forth herein unless and until DIRECTV, in writing, reinstates such third party or subcontractor as an Approved Subcontractor, if ever. In addition to Approved Subcontractors who shall be performing Services hereunder, Contractor may elect to deploy third parties with respect to certain call center and/or data management activities. In no event shall any such third party vendor have access to any DIRECTV Confidential Information, as defined in Section 23.a. of the Agreement, prior to DIRECTV’s (i) written approval of such third party vendor, and (ii) receipt of a fully executed confidentiality agreement, including terms and conditions materially consistent with Section 23, by and between Contractor and such third party vendor (at which point such third party vendor would become an Approved Subcontractor).

**** Certain confidential information contained in this document has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Omissions are designated as  [****].

C. Identification Cards. Contractor, at its own expense, will provide identification badges to be worn by personnel, including Approved Subcontractors, engaged in the performance of Contractor’s duties under this Agreement. DIRECTV shall provide Contractor with a generic ID card template to be used. Such badges will include the name, address and telephone number of Contractor, in addition to a photograph and the name of the individual wearing the badge. The identification badges will be displayed by all Contractor personnel at all times while performing the Services and shall indicate that the installer is an authorized DIRECTV installer. In addition, installers and maintenance personnel will present a professional appearance at all times and will wear DIRECTV uniforms, as set forth below. Qualifications for performance shall include, but not be limited to, customer-relations skills, technical skills and adherence to dress standards. Employees shall identify themselves as Contractor's employees, not DIRECTV employees, in any circumstance where identification is necessary.

D. Vehicles. DIRECTV requires that no less than eighty percent (80%) of all Work Orders performed shall be carried out by technicians driving vehicles meeting DIRECTV’s standards. Therefore, Contractor’s aggregate vehicle fleet, including those vehicles used by any Approved Subcontractor shall consist of no less than 80% of new or like-new and damage-free, OSHA-compliant, white vans or trucks with matching, white truck-bed shell. In addition, while no more than twenty percent (20%) of all vehicles, either HSP or Approved Subcontractor or both, may be a color other than white, each such vehicle shall be new or like-new and damage-free, OSHA-compliant vans or trucks. DIRECTV’s specific standards as to what shall constitute new or like-new, as well as the trademark guidelines, shall be clearly set forth within the DIRECTV vehicle approval policy. This 80% minimum number must be reached by August 31, 2005, subject to the following, minimum ramp-up schedule:

20% of fleet to be compliant by April 30, 2005
40% of fleet to be compliant by May 31, 2005
60% of fleet to be compliant by June 30, 2005
70% of fleet to be compliant by July 31, 2005
80% of fleet to be compliant by August 31, 2005

**** Certain confidential information contained in this document has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Omissions are designated as  [****].

Failure by Contractor to meet this fleet requirement shall be considered a material breach of this Agreement. Only vehicles owned or leased as well as insured by Contractor, or the Approved Subcontractor, if applicable, will be considered for eligibility under the minimum fleet requirement. Contractor shall clearly identify all vehicles and other major equipment operating under the authority of this Agreement with Contractor’s name and phone number as a service provider for DIRECTV or such other entity as DIRECTV may reasonably direct. Contractor shall display the DIRECTV logo on all vehicles and other major equipment it operates under this Agreement in accordance with the terms hereof and in accordance with the terms of the trademark and logo guidelines provided by DIRECTV. In addition, any vehicle used by an Approved Subcontractor that displays the DIRECTV logo shall (i) clearly identify the vehicle as a contractor vehicle (including the phone number of the Approved Subcontractor), and (ii) only be in the form of a magnetic decal which shall be removed by the Approved Subcontractor at all times when such vehicle is not performing services on behalf of DIRECTV. In no event shall Contractor place, or allow any Approved Subcontractor to place, any DIRECTV markings on any vehicle not meeting the standards as set forth in the vehicle approval policy. All vehicles used by Contractor in the performance of the Services shall be kept clean and shall be maintained in accordance with reasonable standards specified by Contractor.

E. Uniforms. Contractor shall require that all of its technicians, including all Approved Subcontractor technicians, performing Services within the residences or commercial establishments of DIRECTV customers wear no less than the approved DIRECTV shirt and cap while performing the Services. In addition, all technicians shall wear DIRECTV-approved pants while performing any Services. Such shirts or caps shall be offered to Contractor from DIRECTV, or its agent, at DIRECTV’s published prices. All other DIRECTV uniform items (including jackets) may be purchased by Contractor from DIRECTV, or its agent, at its discretion, but shall not be required attire under this Agreement. Notwithstanding the foregoing, Contractor may, on its own, purchase collared, uniform shirts from a third party and shall affix a DIRECTV logo/patch, at Contractor’s sole cost, in the exact same manner and appearance as is provided with the DIRECTV shirts; provided, however, that DIRECTV shall approve such shirt prior to implementation by Contractor (DIRECTV’s approval shall be based on the proposed shirt’s reasonable similarity to the uniform shirt provided by DIRECTV with respect to color and style).

**** Certain confidential information contained in this document has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Omissions are designated as  [****].

EXHIBIT 2.e.

CONTRACTOR CONTACT LIST

Zach McGuire 303 209-8928
Fax 888 307-7677

**** Certain confidential information contained in this document has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Omissions are designated as  [****].

EXHIBIT 3.

CONTRACTOR INSTALLATION & SERVICE RESPONSIBILITIES

a. General. Contractor shall, (i) furnish all necessary materials, labor, tools, and equipment required for the successful completion of each Fulfillment Service hereunder; (ii) during the course of performing a Fulfillment or Service Work Order, avoid the accumulation of excessive, unsightly, or dangerous waste material, and shall ensure the orderly removal and disposal thereof; (iii) furnish and pay for all required licenses and permits, and post any bonds or security required under applicable laws, with respect to all Services performed by Contractor; (iv) be solely responsible for the methods, techniques, sequences, and procedures of DIRECTV System installation and other Services, if any, and the timely completion of each Work Order; (v) provide information regarding such DIRECTV System installation and other Services, if any, as reasonably requested by DIRECTV, in a format reasonably acceptable to DIRECTV; and (vi) abide by all local, state and Federal laws, statutes, rules, regulations and ordinances including applicable Consumer Protection Acts. In all of its activities as a representative for DIRECTV, Contractor shall conduct itself in a commercially reputable and ethical manner and shall engage in no deceptive sales practice or other practice which impugns DIRECTV's reputation and goodwill.

(i) Customer Ownership. In performing and providing the Fulfillment Services for DIRECTV customers, Contractor shall not obtain any ownership or otherwise any right to such DIRECTV customers or customer information related thereto (collectively, the “Customer Information”). As between DIRECTV and Contractor, the Parties agree and acknowledge that the Customer Information is confidential information of DIRECTV, and the use and dissemination of such Customer Information shall be subject to Section 23 herein.

(ii) Training. Contractor agrees to provide at all times a qualified and fully-trained administrative, installation, and service staff. In performing and providing the Services hereunder, Contractor agrees to develop and implement at its expense adequate training programs based on specifications provided by DIRECTV, and Contractor shall attend all training programs requested by DIRECTV. In addition, DIRECTV, in its sole discretion, may produce and distribute to Contractor, certain training materials by video broadcast or in video tape or CD ROM format. Such materials shall be made available to all technicians, including Approved Subcontractors by Contractor. Contractor shall provide a “hands on” training facility at each warehouse / plant location where eight (8) or more technicians report on a regular basis (daily or weekly). “Facility” shall be defined as a permanent, or mobile unit that includes, but is not limited to, IRD(s) (including advanced services), ODU(s), television, VCR/DVD, wiring diagrams, cable, drop materials, and specific tools used in DIRECTV installation and service. Contractor acknowledges and agrees that its provision of certain Services shall require the completion of specific training programs necessary to perform the tasks as set forth in the applicable Statement of Work. Certain training sessions or materials shall require that Contractor obtain signatures from each technician that may be scheduled to perform the Services addressed in the particular training session. Such proof of receipt of training via technician signatures shall be subject to audit by DIRECTV.

**** Certain confidential information contained in this document has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Omissions are designated as  [****].

b.Installation and Service Specifications.

(i) Contractor agrees that all Services provided by Contractor pursuant to this Agreement will be performed in a good and workmanlike manner in accordance with this Agreement, including the applicable Work Order and the Policies and Procedures. Contractor and Approved Subcontractors shall thoroughly study and know the contents of such Policies and Procedures and shall keep the most current form of such Policies and Procedures in their vehicles at all times as a reference source.

(ii) Contractor warrants the quality and workmanship of all Services for the first twelve (12) months from the date of provision of such Services (unless otherwise set forth in the applicable Statement of Work), and shall timely repair or fix any defects in the Services provided, or otherwise re-perform the Services during the said time period without charge to DIRECTV or the customer.

(iii) In the event that Contractor materially breaches the obligations in the provision of the Services hereunder, in addition to the termination and other rights DIRECTV may have hereunder, Contractor shall be responsible and liable for all costs and expenses incurred by DIRECTV in properly providing the Services and inspecting Contractor’s work; provided, however, that Contractor shall be solely liable for any damage to private or public property resulting in its provision of the Services, irrespective of the date on which such damage may manifest itself, and shall indemnify DIRECTV with respect to any such claims pursuant to section 18 hereunder.

(iv) Contractor will obtain appropriate information and required locations with respect to the location of buried cables and utilities prior to performing any excavation or underground work and will locate, expose and protect from damage all existing underground facilities, including electrical, telephone, water, gas, sewer or other utilities. All location services must be performed in a timely manner to enable Contractor to meet the performance standards set forth herein.

(v) In all installations of DIRECTV Systems where the customer has a phone line, whether working or not, Contractor shall use the phone line to connect each and every DIRECTV IRD in such DIRECTV customer's premises. Contractor shall make every effort to have the DIRECTV IRD successfully pass a phone test and receive an impulse authorization.

(vi) Contractor shall utilize only those contractual forms/agreements to be signed by DIRECTV customers upon installation/activation as prescribed by DIRECTV (the “DIRECTV Forms”). No modification to such DIRECTV Forms shall be permitted without DIRECTV’s prior written consent. With respect to each Service provided by Contractor hereunder, Contractor agrees that it will complete and obtain copies of the applicable DIRECTV Forms and will timely process and file the hard copies of such DIRECTV forms in accordance with DIRECTV procedures. Contractor shall provide the original or a copy of each completed DIRECTV Form to DIRECTV upon DIRECTV’s request.

(vii) Upon completion of a Fulfillment Service, Contractor shall remove all of its tools, equipment and materials from the area, will leave the area clean and ready for use and shall restore the area to the same condition as it was prior to the performance of the Services.

**** Certain confidential information contained in this document has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Omissions are designated as  [****].

(viii) On a monthly basis, Contractor shall quality-inspect no less than six percent (6%) of the Fulfillment Services performed by Contractor and identified by DIRECTV during the preceding calendar month and such work shall have a Quality Control pass rate of at least ninety percent (90%) (based on the “Quality Control Form” included in the Policies and Procedures as provided by DIRECTV). Each inspection must include no less than one quality control picture of the DIRECTV System antenna at each inspected project, which pictures shall be maintained by Contractor in a neat and organized file, and forwarded to DIRECTV along with Contractor’s inspection reports upon DIRECTV’s request. For each inspection, Contractor shall use the form issued by DIRECTV as the same may be reasonably modified by DIRECTV from time to time. Said form, along with the name of the technician being inspected and the date of inspection shall be filed within Contractor’s applicable field office and available for review by DIRECTV. Contractor shall make necessary repairs based on such inspection without additional compensation from DIRECTV or the applicable DIRECTV customer. Any and all quality inspection of the Services provided hereunder shall be performed by an employee of Contractor (supervisor or above) other than the employee or the individual who actually performed such Services. In no event shall an Approved Subcontractor perform any quality inspection on behalf of Contractor. Any failure by Contractor to perform the minimum number of inspections as required hereunder(and/or failure to achieve the minimum pass rate for such work inspected) for two consecutive measuring periods shall be deemed a material breach of this Agreement.

(ix)In the event of a Service Call Work Order requiring the deployment of DIRECTV Hardware, Contractor shall be required to use refurbished DIRECTV Hardware as opposed to new DIRECTV Hardware. It shall be Contractor’s responsibility to manage its supply of refurbished DIRECTV Hardware and timely order additional materials when needed. Contractor’s use of new DIRECTV Hardware when refurbished DIRECTV Hardware is, or should have been, available will subject Contractor to a chargeback in each such case where DIRECTV, in its reasonable discretion, determines that Contractor could have reasonably prevented the deployment of new DIRECTV Hardware as opposed to refurbished DIRECTV Hardware.

c. Ancillary Work. In some instances DIRECTV customers, or the recipient of the Services provided hereunder, may contract with Contractor to provide ancillary services related to the Services, but not specifically called for by DIRECTV within the Work Order (“Ancillary Work”). For purposes of an example only, such Ancillary Work may include the installation or relocation of an off-air antenna, the running of additional cable or a sidewalk bore. In the event Contractor agrees to provide such Ancillary Work, the actual rates for such services shall be negotiated and agreed to in writing by customer and the Contractor prior to the commencement of such Ancillary Work. In such event, Contractor is operating as an independent contractor and is not an employee or agent of DIRECTV nor shall DIRECTV be a party to such transaction. In no event shall DIRECTV be responsible for the performance of Contractor with respect to any Ancillary Work nor shall DIRECTV warrant or guarantee the performance of Contractor with respect to the Ancillary Work. In performing Ancillary Work, Contractor shall provide customer reasonable written notification within its contract or work order form that DIRECTV is not the party providing the Ancillary Work. Notwithstanding the foregoing, Contractor warrants the quality and workmanship of all Ancillary Work for no less than first twelve (12) months from the date of provision of such service, and shall repair or fix any defects in the Ancillary Work provided, or otherwise re-perform the services during the said time period at no additional charge to the customer. In addition, Contractor agrees to charge the customer no more than reasonable market rates for the specific services provided (see DIRECTV’s recommended rates for Ancillary Work in the P&P, as defined in Section 2.4 of Exhibit 3.i.) .

d. Materials. Contractor shall provide, at its own expense, all materials necessary to complete the Fulfillment Service hereunder (the "Drop Materials"). Exhibit 3.d., attached hereto and incorporated herein, contains a list of Drop Materials that Contractor shall possess throughout the Term.

e. Response Times.

(i) Scheduling. Prior to receiving connectivity with DIRECTV’s customer management system, as described in Section 2(a) above, Contractor shall have sufficient labor available to meet DIRECTV’s response times as set forth below and shall inform DIRECTV’s dispatcher weekly of Contractor’s availability on a 90-day rolling forecast. After receiving connectivity with DIRECTV’s customer management system, Contractor agrees to enter, monitor and maintain a specified amount of time, seven (7) days a week, for morning appointments and afternoon appointments (or that appointment window as dictated by DIRECTV should DIRECTV elect to shorten the appointment window) on the scheduling management system for each assigned area to Contractor for Fulfillment Service responsibilities, during which Contractor will be available to respond to Fulfillment Service Calls scheduled in the system (the "Scheduling Quota"). Contractor agrees to maintain the Scheduling Quota for thirty (30) days in advance of each day, regardless of fluctuations due to DIRECTV promotions or otherwise. Contractor shall manage the Scheduling Quota and its technical personnel work schedules so that certain time frames, as are determined by DIRECTV, are always available to DIRECTV customers for the following:

**** Certain confidential information contained in this document has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Omissions are designated as  [****].

(a) Installation Requests (including primary and additional outlet installations, reconnects, antenna/outlet relocations and move/transfers): Appointment always available within seventy-two (72) hours of DIRECTV’s or DIRECTV customer’s request;

(b) Service Call Requests (including all maintenance and repair calls): Appointment always available within twenty-four (24) hours of the creation of the applicable Service Call Work Order by DIRECTV (or the specific date requested by the DIRECTV customer if beyond the next day); and

(c) Equipment Retrieval Requests: If applicable, appointment always available within seventy-two (72) hours of DIRECTV’s or DIRECTV customer’s request.

With respect to all scheduling, Contractor shall be required to maintain current, valid individual technician information (e.g., name, skill-set, shift, etc.) on a daily basis.

(ii) Installations.

(a) Contractor shall be fully prepared to perform and complete all assigned, scheduled Fulfillment Service appointments on the scheduled date and within the scheduled appointment window, even if Contractor is unable to confirm such appointment with the DIRECTV customer. If a DIRECTV customer is not at the premises at the time of a scheduled appointment, Contractor shall leave a missed appointment door hanger, which shall be provided at Contractor’s sole expense and such door hanger shall contain Contractor’s name and phone number and such other information as requested by DIRECTV. Such door hanger must be pre-approved in writing by DIRECTV in accordance with the terms of this Agreement.

(b) In the event that Contractor is unable to perform and complete all assigned, scheduled Fulfillment Service appointments on the scheduled date and within the scheduled appointment window, Contractor shall promptly contact the DIRECTV customer by telephone to notify the DIRECTV customer of the scheduling problem prior to the scheduled appointment time. Contractor shall promptly reschedule the appointment at the earliest time convenient to the DIRECTV customer, indicate the rescheduled appointment and the reason(s) therefor on its scheduling calendar; provided, however, that DIRECTV reserves the right to, upon notice to Contractor, immediately reassign such Fulfillment Service Work Order to another party in the event that such Work Order was not timely performed due to Contractor’s fault. In such case, Contractor shall not receive any compensation related to such Service and may, pursuant to Exhibit 3.e.(v), subject Contractor to a charge as a result of the missed appointment.

(c) All Fulfillment Services shall be completed as scheduled.

(iii) Maintenance and Service Calls. All maintenance and Service Calls dispatched to Contractor by DIRECTV shall be completed as scheduled. In the event that Contractor does not meet the “no later than next day” window for Service Calls, DIRECTV shall have the right to transfer the Work Order to another party and to charge Contractor for service work in the amount incurred by DIRECTV for the transferred Service Call Work Order. Contractor shall be required to bring back to specification any installation of a DIRECTV System found to be out of specification, regardless of the original nature of the Service Call.

**** Certain confidential information contained in this document has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Omissions are designated as  [****].

(iv) Rescheduling. In the event DIRECTV customer requests a rescheduling of an appointment through Contractor, Contractor shall promptly notify DIRECTV of such request and the rescheduled appointment time and date. Contractor shall monitor all rescheduling of Work Orders by DIRECTV and shall complete the rescheduled appointment pursuant to the terms as set forth herein.

(v) Performance Standards; Customer Interviews. Contractor shall be required to meet the performance standards (the “Performance Standards”) described herein and as set forth in Exhibit 3.e.(v). In addition to the specific Performance Standards, DIRECTV shall interview by phone or other method, any number of newly-installed customers to obtain feedback on such customer’s overall installation experience as provided by Contractor (“Customer Interviews”). Such Customer Interviews will address issues including, but not limited to, installation scheduling and performance, technician neatness (uniform compliance) and professionalism, DIRECTV Service demonstration by the Contractor technician, and costs related to Ancillary Work, if any. Contractor, at its sole cost, shall be required to provide retraining (as provided by DIRECTV) of all Contractor technicians should DIRECTV reasonably believe that Contractor’s technicians are performing in a substandard manner with respect to any particular process within the overall installation experience. Any particular data collected regarding Contractor appointment scheduling shall be included in the applicable monthly calculations by DIRECTV of the Performance Standards.

f. Equipment Retrievals. In the event that DIRECTV institutes an equipment retrieval program for disconnected DIRECTV customers, Contractor shall pick up the DIRECTV System, including the access card, from a DIRECTV customer as scheduled or, if dispatched, within seventy-two (72) hours of being dispatched by DIRECTV. Contractor agrees that upon receipt/retrieval of the specified DIRECTV System and, unless otherwise instructed by DIRECTV, Contractor shall either (i) promptly forward the receiver and access card to DIRECTV’s hardware reburbisher, or (ii) forward the access card(s) for such DIRECTV System to DIRECTV (or DIRECTV’s appointed agent), clean the outside of the IRD and repackage it for reissuance to DIRECTV customers, and follow any other DIRECTV policies and procedures as may be established and amended from time to time. Contractor shall be compensated for completed equipment retrieval Work Orders pursuant to the terms of Exhibit 4.a.(i).

g. Education; Customer Follow-up. Contractor shall, at the time of installation of a DIRECTV System, provide each DIRECTV customer with adequate customer education, as set forth in Exhibit 1.a.iii, regarding the use and operation of DIRECTV System. During each Service Call, Contractor personnel shall provide DIRECTV customers with adequate education regarding the nature of the problem leading to the maintenance or other Service Call and the resolution of such problem. Such customer education shall include no less than Contractor personnel performing each step set forth in the Installation Checklist, attached hereto and incorporated herein as Exhibit 3.g. Contractor shall collect from each applicable customer a completed Installation Checklist signed by customer and such checklists shall be kept on file at Contractor’s applicable office for DIRECTV’s review. In addition, Contractor shall outbound phone call or otherwise contact no less than six percent (6%) of the customers, per DMA, installed or serviced by Contractor each month in order to verify the level of performance provided by Contractor’s technicians. DIRECTV shall provide to Contractor recommended questions to be posed in such customer contacts. Such data shall be subject to audit and review by DIRECTV.

**** Certain confidential information contained in this document has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Omissions are designated as  [****].

h. Property Damage Claims; Other Claims; Injuries. Contractor shall notify DIRECTV’s designated contact person in writing within twenty-four (24) hours of each known incident in the course of its installations or performance of other Services hereunder resulting in property damage or some other claim. Contractor shall promptly investigate all such incidences and reach resolution satisfactory to DIRECTV and the DIRECTV customer or other affected party as soon as possible upon notice and not later than that time period set forth in the Policies and Procedures. During the course of the investigation, Contractor shall provide periodic status reports to DIRECTV’s designated contact person within the DIRECTV Home Services Damage Claim Department. To the extent that Contractor does not comply with this Section 3(h) (or the applicable Policies and Procedures) or for whatever other reason DIRECTV deems it necessary to take any action to investigate, defend, or resolve any such incidences, DIRECTV shall have the right to charge back, invoice or otherwise recoup the costs of such investigation, defense and resolution from Contractor pursuant to the terms of the Damage Claim section of the Policies and Procedures. Notwithstanding the foregoing, all allegations of bodily injury, other than those covered under Workers Compensation laws, must be immediately reported in writing to DIRECTV’s designated contact person.

i. DIRECTV System Hardware sold to Contractor by DIRECTV. Throughout the Term of the Agreement, DIRECTV may require that Contractor purchase DIRECTV Hardware or System components such as an ODU and/or LNB from DIRECTV and deliver and provide Services for such DIRECTV System Hardware specifically in the fulfillment of DIRECTV offers. Such DIRECTV Hardware and/or System components purchased by Contractor would then be purchased back by DIRECTV upon the deployment by Contractor of the specific material as documented in the applicable Work Order. The purchase by Contractor (as well as the re-purchase by DIRECTV) of DIRECTV System and/or component inventory, including the execution and filing of applicable UCC statements shall be performed in accordance with the terms and conditions of such arrangement as hereby set forth in Exhibit 3.i. Exhibit 3.i. may be amended from time to time by the mutual agreement of the Parties.

**** Certain confidential information contained in this document has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Omissions are designated as  [****].

EXHIBIT 3.d.

DROP MATERIALS; TOOLS

REQUIRED MATERIALS TO PERFORM EACH WORK ORDER
(subject to change from time to time)

See the Service Provider Installation Guide (“SPIG”)

MINIMUM TOOLS REQUIRED TO PERFORM EACH WORK ORDER

DIRECTV® installer only

Inclinometer w/Compass
Digital Volt / ohm Meter
Satellite Signal Strength Meter

ADDITIONAL TOOLS RECOMMENDED TO PERFORM EACH WORK ORDER

Adjustable Wrench 10”
Side Cutters
7/16” open end wrench
pliers
needle nose pliers
Slot Screwdriver set
Phillip Head Screwdriver set
Wire Strippers
Cable Prep Tool Set for RG-56
Crimp Tool to match RG-6 connectors
RJ-11 modular Crimp Tool for Telephone
Telephone Wire Line Tester
Torque Wrench
Staple gun for phone wire application
Hack Saw
Hammer, Decking, 20 oz.
Level, Pole type
Tape Measure (30’)
English socket set to ¾” w / ratchet
Metric socket set to 18mm w / ratchet
Bow Saw - 30”
Tree Prune w/ Fiberglass Handle
Cable Caddy
Drill, ½” electric
100’ grounded extension cord
Drill, Cordless, 3/8”
Drill Bit ¼” x 18” Masonry
Drill Bit ¼” x 18” Wood Auger
Drill Bit 3/8” x 18” Wood Auger
Drill Bit 3/8” x 18” Masonry
Drill Bit 5/8” x 18” Wood Auger
Drill Bit 5/8” x 18” Masonry
Drill Bit for masonry anchors (3/16")
Fish Tape and Reel, 100’
Ladder, Fiberglass, House minimum 28’
Ladder, Step 6’
100’ 3/8” rope hand line
Safety belt with strap

**** Certain confidential information contained in this document has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Omissions are designated as  [****].

Post hole Digger (9’ Scissors)
Spud Bar 72”
Round Tip Shovel
Trenching Shovel
5 Gallon Pail

**** Certain confidential information contained in this document has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Omissions are designated as  [****].

EXHIBIT 3.e.(v)

PERFORMANCE STANDARDS

The performance standards (the “Performance Standards”) listed below are the minimum operational standards with which Contractor must comply for all Services performed under this Agreement. The Performance Standards listed below do not comprise an all-inclusive list. Contractor is responsible for compliance with all terms and conditions of this Agreement and DIRECTV’s policies and procedures, whether or not contained in this Exhibit 3.e.(v). Performance Standards, other than the customer satisfaction score, shall be measured on a per DMA basis and are based upon [****] figures when measured approximately [****] after the end of each [****], unless otherwise provided herein. Source systems to acquire data for Performance Standards measurement shall include CSG/WorkForce Express or other workforce management system, STMS and WRQES audit database.

I. INSTALLATION/MOVER STANDARDS

1. Installation Work Orders (not including Movers) performed in each [****] measuring period shall be “closed” within an average of [****] or less from the creation of the applicable Work Order. For the purposes of this Exhibit, “closed” shall mean that the specific job related to the Work Order has received final resolution within the Work Order management system. This maximum [****] average takes into account a built-in “pad” of an average of [****] whereby DIRECTV presumes that Contractor would not be in a position to commence any work prior to the [****] subsequent to the date of Work Order creation.

2 Contractor’s rate of Installation/Mover No Call/No Show escalations within its reasonable control (as determined by DIRECTV) related specifically to the pool of Work Orders scheduled during the applicable monthly measuring period shall not exceed a rate of [****] of all such Work Orders, within the measuring period.

3. Contractor’s rate of rescheduled Work Orders shall not exceed [****] of the overall number of Work Orders opened during the measuring period.

II. SERVICE STANDARDS

1.  Service Work Orders performed in each monthly measuring period shall be “closed” within an average of [****] days or less from the creation of the applicable Work Order. For the purposes of this Exhibit, “closed” shall mean that the specific job related to the Work Order has received final resolution within the Work Order management system.

2. Contractor’s rate of Service Call No Call/No Show escalations within its reasonable control (as determined by DIRECTV) related specifically to all Service Call Work Orders scheduled during the applicable measuring period shall not exceed a rate of [****] of all such Service Call Work Orders.

3. Service Calls within [****] of prior visit: Closed Service Call Work Orders to the same address opened within [****] of the close date of any prior visit (irrespective of whether the prior visit was for an installation, movers, upgrade or service call) shall not exceed [****] of the applicable [****] closed Work Order volume.

**** Certain confidential information contained in this document has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Omissions are designated as  [****].

III. UPGRADE STANDARDS

1.  Upgrade Work Orders performed in each [****] measuring period shall be “closed” within an average of [****] from the creation of the applicable Work Order. For the purposes of this Exhibit, “closed” shall mean that the specific job related to the Work Order has received final resolution within the Work Order management system.

2. Contractor’s rate of Upgrade No Call/No Show escalations within its reasonable control (as determined by DIRECTV) related specifically to all Upgrade Work Orders scheduled during the applicable measuring period shall not exceed a rate of [****] of all such Upgrade Work Orders.

IV. CUSTOMER SATISFACTION

1.  Contractor shall achieve a [****] blended customer satisfaction score across Contractor’s entire territory, based on customer interviews conducted by a third party, of no less than [****].

For each DMA meeting or exceeding both the Performance Standard metrics above, as well as the additional metrics as set forth in Attachment A hereto, during the monthly measuring period shall entitle Contractor to specific incentive bonuses in accordance with the terms and conditions set forth in Attachment A. Failure by Contractor to comply with any one of the above Performance Standards, as calculated on a [****] basis, FOR [****] within a particular DMA shall be deemed a material breach of this Agreement; provided, however, that the customer satisfaction score shall not be DMA-based. In the case of the customer satisfaction score, failure to achieve the minimum score for [****] shall be deemed a material breach by Contractor. Contractor shall have thirty (30) days from receipt of written notice of such failure to cure its default as is set forth in section 8.b. of this Agreement (performance, in this case, shall be measured during the thirty (30) day period following the date of receipt of such notice). Failure by Contractor to cure its material breach within this thirty (30) day period, may result in immediate termination by DIRECTV at its sole discretion. Any failure by Contractor to comply with any particular Performance Standard (other than the customer satisfaction score) for more than three (3) months in any twelve (12) month period during the Term within a particular DMA shall, upon written notification from DIRECTV, constitutes a non-curable material breach, providing DIRECTV with the option to immediately terminate this Agreement pursuant to section 8.c. of this Agreement. In either event, DIRECTV may, short of termination, elect to remove Contractor from any current DMA (both performing and nonperforming) should Contractor be unable to cure the breach of these performance standards within the allotted cure period.

In addition, for each individual No Call/No Show escalation that was within Contractor’s reasonable control to prevent, as determined by DIRECTV, DIRECTV shall charge back Contractor an amount equal to [****] as liquidated damages for the missed appointment.

* The customer satisfaction score shall be determined by an overall, basic rating by the DIRECTV customer as to the outcome of the services (both Fulfillment and Service Calls) provided by Contractor (specifically, a rating by the customer of being “not satisfied,” “somewhat satisfied” or “very satisfied” with the performance of Contractor as it relates to the Services required by the applicable Work Order assigned by DIRECTV to Contractor). A passing customer satisfaction score shall equate to no less than [****] out of every [****] customers’ acknowledgment of being either “somewhat satisfied” or “very satisfied” with Contractor’s performance. Telephone interviews of each such customer shall be conducted by DIRECTV or DIRECTV’s authorized agent.

**** Certain confidential information contained in this document has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Omissions are designated as  [****].

EXHIBIT 3.g.

INSTALLATION / SERVICE SATISFACTION CHECKLIST

Welcome to DIRECTV! We want to ensure we meet your service and installation expectations. Please take a moment to examine the lists below and place your initials in the space provided to indicate that each item has been fulfilled. If you find an item in the DIRECTV System Education Checklist that has not been explained, please prompt the installer to provide a thorough explanation. Enter "N/A" (not applicable) for any sections that are not relevant to your installation/service call.

Please check one: Installation Service Call

To be completed by technician: Job #: Tech ID #

DIRECTV Installation / Service Checklist
A phone representative explained what is included in a Standard Professional Installation before the installer arrived
The installer who completed my installation / service call: Called to confirm my appointment the day before the scheduled installation / service call
Called the day of the installation / service call to advise he was en route to my home
Was on time (arrived within scheduled appointment window)
Had neat appearance
Had proper identification
Performed a site survey with me, indicating where the satellite dish would be positioned
Explained the installation process prior to starting any work
Explained any additional installation / service call charges before starting work
Called a DIRECTV representative and confirmed that programming was active
Explained the importance of the telephone hook-up
Explained that I must maintain a working telephone line connected to all my DIRECTV System receivers
Ensured installation or service area was clean and orderly upon completion of work
Resolved all problems related to service call issue
Provided company name and telephone number to contact if there are any problems with the installation / service call
Left a copy of the owner’s manual and showed what it covers

DIRECTV System Education Checklist
The installer thoroughly explained how to operate my DIRECTV System and remote control including how to:
1. Turn the DIRECTV System, television and VCR (if applicable) on and off using the remote control
2. Change channels on the DIRECTV System and the remote
3. Turn the volume up and down using the remote control
4. Set up parental controls ("Locks and Limits") and favorite channels lists
5. Access and navigate the on-screen programming guide and how to check on-screen signal strength
6. Purchase Pay Per View programming with my remote control
7. Switch between my DIRECTV® programming and off-air antenna/cable channels
8. Record DIRECTV® programming with my VCR/DVR (if applicable)

Were you satisfied with your installation / service call (please circle one)? YES NO Thank you for taking the time to complete this checklist. This information is essential for DIRECTV to monitor our customers’ installation / service call experience and enables us to continually improve the quality of service to our new / existing customers.

I request that DIRECTV add its Protection Plan service to my account.

Customer Signature: __________________________

I hereby acknowledge that my (i) DIRECTV System, as ordered, has been installed to my satisfaction, and (ii) certified professional installer has thoroughly reviewed each item on this checklist to my satisfaction.

**** Certain confidential information contained in this document has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Omissions are designated as  [****].

Customer Signature: _______________	Print Name: ____________________	Date: _____________

EXHIBIT 3.i.

SALE OF NEW AND REFURBISHED DIRECTV SYSTEMS AND COMPONENTS TO CONTRACTOR

I.	THE USE OF CONTRACTOR-OWNED DIRECTV SYSTEM HARDWARE

1. SALE OF DIRECTV SYSTEMS.

1.1 SALE. From time to time during the term of this Agreement, DIRECTV agrees to sell to Contractor, and Contractor agrees to buy, DIRECTV System components (including individual new and refurbished receivers, ODUs and LNBs) (collectively, “DIRECTV System Components”), solely for use in connection with DIRECTV customer installations and service work as described in Section 5 below, in such quantity as is reasonably determined by both Contractor and DIRECTV, through modes of transportation as reasonably determined by DIRECTV. As between DIRECTV and Contractor, DIRECTV shall be solely responsible and liable for any and all costs and expenses related to the shipment of all DIRECTV System Components to Contractor under this Agreement, subject to the conditions set forth in Section 2.5 below. Contractor hereby agrees that it will only use the DIRECTV System Components purchased from DIRECTV hereunder for DIRECTV-assigned Work Orders which require the consumption of such Contractor-owned DIRECTV System Components and for no other purpose whatsoever, including, but not limited to, Contractor’s own sales initiatives, if any.

1.2 TITLE. The title to each and every DIRECTV System Component sold and shipped to Contractor hereunder shall remain with DIRECTV until such DIRECTV System Component is delivered to, and accepted by, Contractor or to its consignee. Notwithstanding anything to the contrary contained herein, upon receipt of DIRECTV System Components, and until such DIRECTV System Components are provided to a DIRECTV Customer and accepted by such DIRECTV Customer, Contractor shall remain liable for any and all losses, thefts, damages or otherwise (collectively, “Casualties”) in connection with such DIRECTV System Components and shall maintain adequate insurance to protect such DIRECTV System Components from and against any and all Casualties.

1.3 SECURITY INTEREST. Contractor hereby agrees to grant to DIRECTV a first priority security interest (the "Security Interest") in and to each and every DIRECTV System Component purchased, but not yet paid for, by Contractor from DIRECTV for the purposes of this Exhibit 3.i. during the Term of this Agreement. Promptly upon execution of this Amendment, Contractor shall execute and file any and all documents requested by DIRECTV to perfect DIRECTV's Security Interest in and to such DIRECTV System Components pursuant to the terms hereunder, including, but not limited to, UCC-1 documents. In addition, Contractor shall not encumber or otherwise cause any liens or security interest to be placed on such DIRECTV System Components prior to the payment by Contractor of each specific DIRECTV System Component.

**** Certain confidential information contained in this document has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Omissions are designated as  [****].

2. PAYMENT OF DIRECTV SYSTEMS; REPORTING/RECONCILIATION.

2.1 INVOICING PROCESS. DIRECTV shall provide an individual invoice (the “DIRECTV System Invoice”) for each sales order shipment of DIRECTV System Components sold to Contractor. The DIRECTV System Invoice shall be generated on the date of individual shipment. Contractor shall have the affirmative duty to inspect each received shipment to verify actual count and to note any visible physical damage to the shipment. Without the timely reporting to DIRECTV of any discrepancy as set forth below in Section 2.5, DIRECTV shall invoice Contractor based solely on DIRECTV’s copy of the advanced shipment notification generated by DIRECTV’s shipping agent applicable to such DIRECTV System Invoice.

2.2 INVOICE DUE DATE/OFFSETTING. The DIRECTV System Invoice due date shall be thirty (30) days from the date of the applicable shipment; provided, however, that in the event that the due date is extended beyond thirty (30) days, that specific period shall be stated on the applicable invoice. The Invoice shall primarily be for notification purposes and shall state that payment to DIRECTV is not to be effectuated by the actions of Contractor. Rather, on the due date as set forth on the applicable Invoice, DIRECTV shall automatically offset the DIRECTV System Invoice balance against any amounts owed by DIRECTV to Contractor under this or any other agreement between the parties, including those Fulfillment, Service Call, any incentive or bonus, hardware reimbursement or sales commission payments (as more fully detailed in Section 6, below) then currently due to Contractor from DIRECTV.

2.3 HARDWARE SHIPPING SCHEDULE/COSTS. It is the parties’ intent to ship hardware from DIRECTV to Contractor’s plants weekly based on DIRECTV’s rolling ninety (90) day consumption forecast specific to the region(s) serviced by each of Contractor’s applicable DIRECTV-authorized ship-to locations. Upon the receipt of the applicable forecasts, Contractor shall determine the amount of hardware desired to cover the intended weekly consumption period and shall order those amounts of hardware from DIRECTV through DIRECTV’s purchase order (“PO”) process. Upon the receipt of such PO, DIRECTV shall issue a corresponding sales order and shall initiate the shipment of such sales order. Contractor may, in its reasonable discretion, request more or less hardware in its weekly PO than as is advised by DIRECTV based upon DIRECTV’s rolling forecast and DIRECTV shall ship that requested amount; provided, however, that in the event Contractor requests LESS THAN the advised amount as communicated by DIRECTV and Contractor then requires an additional shipment to cover the unanticipated shortfall (a “Contractor Shortfall Order”), Contractor shall be solely responsible for all shipping costs related to that specific Contractor Shortfall Order. Those shipping charges to Contractor shall reflect DIRECTV’s actual shipping costs related to the specific Contractor Shortfall Order. In addition, if Contractor requests delivery of hardware in either less-than-full pallet quantities and/or delivery to locations requiring a liftgate service, DIRECTV, in its sole discretion, may elect to charge Contractor an additional handling fee of $1.50 per unit for less-than full pallet quantities and $30.00 per pallet requiring liftgate service. In the event that consumption exceeds DIRECTV’s anticipated forecast on which Contractor based its weekly PO of hardware and an expedited shipment is required (a “DIRECTV Shortfall Order”), DIRECTV shall be solely responsible for all shipping costs related to that specific DIRECTV Shortfall Order. In no event shall DIRECTV have any obligation to “buy-back” hardware ordered by Contractor as a result of a shortfall in the anticipated the forecasted sales volume; provided, however, that Section 7 hereunder sets forth those limited scenarios where a hardware buy-back by DIRECTV may be applicable.

2.4 HARDWARE RECEIPT/RECONCILATION PROCESSES. Contractor shall have up to fifteen (15) days from the shipping date of the applicable sales order to report back to DIRECTV any discrepancies between its PO and the shipped amounts pursuant to DIRECTV’s sales order. Such discrepancies would include missing units, visible damage and serialization inconsistencies. With respect to potentially latent problems with hardware, including DOA receivers and inaccurate access card information, such discrepancies shall be reported to DIRECTV no later than sixty (60) days from the shipping date of the sales order which included the unit in question. This reporting process shall follow the terms set forth in the Home Services Network Policy and Procedure dated August 21, 2003 (the “P&P”).

**** Certain confidential information contained in this document has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Omissions are designated as  [****].

2.5 PURCHASE OF REFURBISHED RECEIVERS. Certain makes and models of used receivers, as identified by DIRECTV, shall be eligible to be returned to DIRECTV or its agent for refurbishment. It is the parties’ intention that Contractor shall limit its purchase of refurbished receivers containing no access card to that number of receivers previously returned to DIRECTV (or its agent) by Contractor for repair or refurbishment. In the event that Contractor needs additional refurbished receivers due to events beyond the reasonable control of Contractor (weather, for example), DIRECTV shall work with Contractor to provide enough refurbished receivers to address that specific event. All DIRECTV System Components to be consumed by Contractor on Work Orders generated by DIRECTV, including all refurbished receivers, shall only be purchased by Contractor from DIRECTV pursuant to the terms hereunder. In the event that DIRECTV is unable to timely provide sufficient DIRECTV System Components required by Contractor to timely perform pending Work Orders, Contractor may, upon the agreement of the parties, acquire components from other pre-approved sources; provided, however, that any use of non DIRECTV-provided System Components by Contractor in the fulfillment of a Work Order which has not been pre-approved in writing by DIRECTV shall be deemed a material breach of the Agreement.

3. CUSTOMER PURCHASE OF DIRECTV SYSTEMS/TITLE TRANSFER. DIRECTV may from time to time deliver a Work Order to Contractor for a particular installation, ordering the purchase of a DIRECTV System Component and identifying the particular DIRECTV System Component, DIRECTV Customer his/her address, how many DIRECTV System Components will be delivered to him/her, and other pertinent information. Contractor shall acknowledge receipt of the Work Order and shall thereupon sell to DIRECTV, and DIRECTV shall purchase, the designated DIRECTV System(s) at the price (“Purchase Price”) and on the payment and other terms and conditions set forth in this Exhibit 3.i. for sale by DIRECTV to the DIRECTV Customer. Title to and risk of loss of the DIRECTV System Component so purchased shall pass to DIRECTV upon delivery and installation of the System at the designated DIRECTV Customer’s location (at which time, DIRECTV shall simultaneously transfer title of the System to the DIRECTV Customer), in accordance herewith. DIRECTV may cancel the Work Order without liability if Contractor fails to timely perform any of its obligations hereunder relating thereto.

4. DIRECTV DISCRETION. DIRECTV may set and change the terms of the sales program that it offers to DIRECTV Customers in its sole discretion. DIRECTV makes no guarantee regarding the volume of such transactions and nothing herein grants Contractor any exclusivity regarding them; provided, however, that DIRECTV shall use its best commercially reasonable efforts to offer to sell to Contractor, on a weekly basis, only that amount of DIRECTV System Components as shall be necessary to fulfill the actual number of Work Orders provided to Contractor by DIRECTV, based on DIRECTV’s rolling sales forecast.

5. DIRECTV CUSTOMER TRANSACTIONS. If the customer transaction for a DIRECTV System Component is a sale, Contractor shall, on DIRECTV’s behalf, deliver to the DIRECTV Customer all applicable warranty, user, and title documents, as DIRECTV may prescribe. DIRECTV may set and change the price and other terms of sale in its discretion, and shall bear all risk of collection. In no event may Contractor collect any money or payments from the DIRECTV Customer which are to be payable to DIRECTV, unless DIRECTV otherwise requests in writing.

6. HARDWARE PURCHASE PRICE. In consideration of new receiver purchases only (including any advanced receivers such as new HD or DVR receivers) by Contractor under this Exhibit 3.i., DIRECTV shall pay to Contractor, as reimbursement, that purchase price (the “Hardware Reimbursement Fee”) as set forth in Exhibit 4.A.(i) to the Agreement (“Schedule of Rates”), as amended hereunder, for the applicable completed Work Order. For administrative purposes, the parties agree that the DIRECTV Hardware Reimbursement Fee for any new DIRECTV System receiver shall be the same amount as is established in the applicable invoice for each such new receiver sold by DIRECTV to Contractor as contemplated herein. In addition, while the applicable per-unit Hardware Reimbursement Fee for new receivers shall remain identical to that specific amount invoiced by DIRECTV in the applicable DIRECTV System Invoice, throughout the Term of the Agreement, the actual invoiced amount and corresponding, identical Reimbursement Fee per unit may, per DIRECTV’s discretion, fluctuate during the Term upon notice by DIRECTV to Contractor.

**** Certain confidential information contained in this document has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Omissions are designated as  [****].

The purchase price of the DIRECTV System Components including:

(i)	new DIRECTV receivers;
(ii)	new DIRECTV DVR receivers;
(iii)	new high definition DIRECTV receivers;
(iv)	refurbished receivers;
(v)	HD antennae;
(vi)	ODUs;
(vii)	LNB; and
(viii)	Individual remotes

purchased by Contractor as contemplated herein (the “Purchase Price”) shall be set by DIRECTV with DIRECTV providing Contractor approximately thirty (30) days notice of any change to the then current per-item pricing. Other Components may be added by DIRECTV throughout the term of the Agreement. In the event that a price change occurs for Components other than receivers and the cost of that Component is built into the all-in fulfillment rate established (ODUs, for example), modification to the applicable fulfillment rate shall occur twenty-one (21) days AFTER the modified price for such Component goes into effect.

7.  HARDWARE BUYBACK. Under limited circumstances, DIRECTV, in its reasonable discretion shall, upon the written request of Contractor, buy back certain DIRECTV System Components. Such buy backs, if any, shall be limited to the following situations:

7.1. OBSOLESCENCE. In the event that any DIRECTV System Component purchased by Contractor pursuant to this Exhibit 3.i. becomes immediately obsolete pursuant to DIRECTV’s written directive and Contractor is prohibited from further deployment in the field, DIRECTV shall reimburse Contractor its actual cost for each such Component that had been purchased and paid for by Contractor that is then returned to DIRECTV (shipping to be paid for by DIRECTV). In the event that DIRECTV provides Contractor no less than 120 days to consume all soon to be obsolete DIRECTV System Components as identified by DIRECTV, however, such DIRECTV System Components shall not be reimbursed for by DIRECTV if any such now-obsolete Component is still on-hand after this 120 day consumption period. Extensions to this 120-day consumption period may be granted by DIRECTV in writing in the event that the System Component(s) in question could not have been reasonably consumed by Contractor based on the volume of applicable Work Orders provided by DIRECTV during the 120-day consumption period. Similarly, in the event of a Component recall by the Component manufacturer whereby DIRECTV instructs Contractor to retrieve previously deployed Components (within a unique Work Order type), DIRECTV shall replace, at no cost to Contractor, each such recalled Component timely returned to DIRECTV per its return procedures on a one-for-one basis.

7.2. AGREEMENT TERMINATION.  In the event that this Agreement is terminated pursuant to the terms hereunder and, as of the effective date of termination Contractor maintains an inventory of DIRECTV System Components purchased by Contractor pursuant to this Exhibit 3.i., DIRECTV shall reimburse Contractor its actual cost for each such Component that had been purchased and paid for by Contractor that is then returned to DIRECTV (shipping to be paid for by DIRECTV). DIRECTV shall only reimburse Contractor for those returned Components that are new, unopened and may still be deployed in the field.

**** Certain confidential information contained in this document has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Omissions are designated as  [****].

8. TAXES.

8.1 PROPERTY TAXES. In the event that Contractor maintains a warehouse in a state where its inventory may be subject to a property tax and that warehouse is also a DIRECTV-authorized ship-to location for the purposes of this Exhibit 3.i., DIRECTV shall, upon receipt of a copy of the applicable tax assessment specific to the DIRECTV System Components purchased by Contractor hereunder, (i) calculate its estimated aggregate number of each of the DIRECTV System Components that reasonably should have been on-hand as of the date of the assessment, and (ii), in accordance with the established property tax on inventory rate for the applicable jurisdiction, remit to Contractor that amount equal to DIRECTV’s reasonable calculation of its tax responsibility, if any. As of the effective date of this Amendment, the only states that have a property tax on inventory which may be applicable to this paragraph 8 a. include: ARIZONA, GEORGIA, INDIANA, KENTUCKY, MISSISSIPPI, OHIO, OKLAHOMA, WEST VIRGINIA and possibly TENNESSEE.

8.2. SALES AND USE TAXES. Upon the receipt of the properly executed resale certificate(s) from Contractor, DIRECTV will consider the transaction a “sale-for-resale” transaction and shall not charge Contractor sales tax on the transaction. If at a future date DIRECTV buys the DIRECTV System Components back from Contractor, the DIRECTV-issued resale certificate to Contractor shall make the buy-back of such Components a “sale for resale” resulting in no sales tax liability to Contractor on that purchase by DIRECTV. At that point in time, DIRECTV shall self-assess the applicable tax on the sale and shall timely remit to the appropriate taxing authority. Said DIRECTV-issued resale certificates shall be provided in conjunction with the execution of this First Amendment.

**** Certain confidential information contained in this document has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Omissions are designated as  [****].

EXHIBIT 4.a.(i)
RATE MATRIX

Fulfillment - Labor/incidental materials

Installation Activities	Fee	Comments
Standard Professional Installation	[****]	This includes Multi Satellite, Para Todos, Sat C, and all Advanced Products (DVR, HD, etc.).
Move/Transfer Standard Professional Installation	[****]	This includes Multi Satellite, Para Todos, Sat C, and all Advanced Products (DVR, etc.).
Multi Sat Upgrade (INCLUDING High Definition (“HD”) upgrades)	[****]	Rate not including HD antenna if applicable.
DVR Upgrade	[****]
Additional ODU install	[****]	Same trip at initial new installation
HD/DVR Combo Upgrade	[****]	Rate not including HD antenna if applicable.
Relocate	[****]	Same trip; per component, no maximum*
Relocate	[****]	Separate trip; *
Additional Outlets	[****]	Same trip, per additional outlet - no maximum
Additional Outlets	[****]	Separate trip *
Receiver(s) swap during Upgrade	[****]	On a per-Work Order basis, not a per-receiver basis
Equipment Retrieval (either advanced or non advanced products receivers)	[****]
Depending on the specific initiative, receivers retrieved per equipment retrieval Work Order either belong to DIRECTV and shall be returned to DIRECTV/DIRECTV’s agent upon request, or shall become the property of Contractor. If the receiver becomes the property of Contractor, unit can be redeployed by Contractor after bench-testing. Access Card remains the property of DIRECTV and shall be returned to DIRECTV at DIRECTV’s request.

Sat C kit install on Upgrade	[****]	Labor only; hardware is shipped by DIRECTV to customer
High Definition (“HD”) Antenna Installation	[****]	Includes all hardware consumed, including antenna and mount

Equipment Reimbursement/Pricing

Equipment	Price
18” ODU	[****]
20” ODU	[****]
International ODU	[****]
3x4 Multiswitch	[****]
4x4 Multiswitch	[****]
4x8 Multiswitch	[****]
6x8 Multiswitch	[****]
Standard IRD	[****]
DVR IRD	[****]
High Definition IRD	[****]	Actual reimbursement rate of [****] (includes additional [****] for Contractor’s provision of necessary HD component cable)
High Definition/DVR IRD	[****]
Refurbished Standard IRD	[****]
Dual LNB	[****]
Triple LNB	[****]

**** Certain confidential information contained in this document has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Omissions are designated as  [****].

SAT C Kit	[****]
Non-Amplified HD Off Air Antenna	[****]
Amplified HD Off Air Antenna-GS2VRD	[****]
Amplified HD Off Air Anetnna-MS2VRD	[****]
Basic HD Off Air Antenna Mount	[****]
Non-Penetrating Roof Mount	[****]
HD Off Air J Pipe Mount	[****]
HD Off Air Chimney Mount	[****]
HD Off Air 5’ Mast	[****]
HD Amplified Off Air Antenna Power Supply	[****]

HSP/AFS Commercial Commission Rates - ODU & Multiswitch Paid by Code - U.S.

Fulfillment - Labor/incidental materials	HSP/AFS/Regional AFS Commission Rates
Non-
Pen
			Plenum	Roof	Blended
	Labor	Balast	Cabling	Mount	Rate
Install/Movers
Standard Installation	[****]	[****]	[****]	[****]	[****]
Advanced Products Installation (incl. DVR, HD)	[****]	[****]	[****]	[****]	[****]
Additional Outlet (same trip on Installation)	[****]	[****]	[****]	[****]	[****]
2nd ODU Install (same trip)	[****]	[****]	[****]	[****]	[****]

Upgrades
Relocate	[****]	[****]	[****]	[****]	[****]
HD Upgrade	[****]	[****]	[****]	[****]	[****]
DVR Upgrade	[****]	[****]	[****]	[****]	[****]
Additional Outlet Upgrade	[****]	[****]	[****]	[****]	[****]
Additional Outlets, same trip	[****]	[****]	[****]	[****]	[****]
2nd ODU Upgrade (international/72.5)	[****]	[****]	[****]	[****]	[****]
High Definition Antenna Install	[****]	[****]	[****]	[****]	[****]

		ODU/	Multi		All In
	Labor	LNB	Switch	IRD	Rate

Service Call	[****]	[****]	[****]	[****]	[****]

**** Certain confidential information contained in this document has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Omissions are designated as  [****].

Fulfillment - Labor/Materials: [****] DMA ONLY

Installation Activities	Fee	Comments
Standard Professional Installation	[****]	This includes Multi Satellite, Para Todos, Sat C, and all Advanced Products (Tivo, Ultimate, HD, etc.).
Move/Transfer Standard Professional Installation	[****]	This includes Multi Satellite, Para Todos, Sat C, and all Advanced Products (Tivo, Ultimate, etc.).
Multi Sat Upgrade (INCLUDING High Definition (“HD”) upgrades)	[****]	Rate not including HD antenna if applicable.
DVR Upgrade	[****]
HD/DVR Combo Upgrade	[****]	Rate not including HD antenna if applicable.
Relocate	[****]	Same trip; per component, no maximum
Relocate	[****]	Separate trip
Additional Outlets	[****]	Same trip, per additional outlet - no maximum
Additional Outlets	[****]	separate trip
Receiver(s) swap during Upgrade	[****]	On a per-Work Order basis, not a per-receiver basis
Equipment Retrieval (non advanced products receivers)	[****]
receivers retrieved per equipment retrieval Work Order become the property of Contractor. Can be redeployed by Contractor after bench-testing. Access Card remains the property of DIRECTV and shall be returned to DIRECTV at DIRECTV’s request.

Equipment Retrieval (advanced products receivers)	[****]
Advanced Products receivers retrieved per equipment retrieval Work Order remain the property of DIRECTV and shall be shipped by Contractor to DIRECTV’s refurbishment agent (at DIRECTV’s cost) upon DIRECTV’s request.

Sat C kit install on Upgrade	[****]	Labor only; hardware is shipped by DIRECTV to customer
High Definition (“HD”) Antenna Installation	[****]	Includes all hardware consumed, including antenna and mount
Additional ODU Installation	[****]	Same trip (Upgrades/Installs/Movers). In addition to primary ODU.
Service Call	[****]	Includes all equipment and materials.

* rate includes payment for ODU

Equipment Reimbursement/Pricing

90” ODU	[****]
Sat C Kit	[****]
3x4 Multiswitch	[****]
4x4 Multiswitch	[****]
4x8 Multiswitch	[****]
6x8 Multiswitch	[****]

**** Certain confidential information contained in this document has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Omissions are designated as  [****].

EXHIBIT 4.a.(ii)

SERVICE CALL PAYMENTS

DIRECTV shall pay Contractor a tiered fee of:

[****] within Tier 1 DMAs
[****] within Tier 2 DMAs
[****] within Tier 3 DMAs
[****] within Tier 4 DMAs
[****] within Tier 5 DMAs

per each of the following types of Service Call Work Orders timely performed by Contractor for DIRECTV customers: OC, SC, VC, WC, TC, PS, CS and other DIRECTV-specified Service Call Work Order types, if any, within the defined territory assigned to Contractor herein as of the end of each monthly DIRECTV Accounting Period. Service Call fees, however, shall only be earned if and when the request for service by the customer occurs sixty (60) days or later from the last date of physical service performed by Contractor at that address (or sixty (60) days or later from the date of installation, as the case may be). Contractor shall still be required to complete the Service Call Work Order in a manner consistent with the terms and conditions hereunder if the Work Order is created less than sixty (60) days from the last visit, but Contractor shall not be compensated for such Work Order when it has been opened within sixty (60) days of the last visit’s Work Order close date; provided, however, that DIRECTV shall compensate Contractor for [****] of all such Service Call Work Orders falling within this 60-day window, at the applicable tiered rate on a per-DMA basis, to reasonably address the failure rate of DIRECTV System Components within the 60-day window. Notwithstanding the foregoing, in the event that Contractor shall receive a Service Call Work Order that requires Contractor to deploy a new DIRECTV receiver (including the SH, HC, WH and OH Work Order types) as opposed to the deployment of Contractor-owned used or refurbished receivers, such Work Orders shall be compensated at a flat rate of [****]. Should DIRECTV expand or contract the Service Call Work Order types eligible for compensation by DIRECTV, Contractor shall be notified of this change in writing. Other than the exception as set forth above, any and all DIRECTV System components consumed during the performance of a Service Call shall be provided by Contractor at its sole cost.

**** Certain confidential information contained in this document has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Omissions are designated as  [****].

EXHIBIT 11
Marketing of DIRECTV Products to Customers

THE DIRECTV PROTECTION PLAN

Upon mutual agreement of both Contractor and DIRECTV, Contractor may promote the DIRECTV Protection Plan and educate eligible customers as to its terms and conditions at the point of installation or upgrade of the DIRECTV System such that the customer will be familiar with the Protection Plan in order to elect to purchase the Protection Plan from DIRECTV upon service activation through a DIRECTV call center agent or, if approved by DIRECTV, through Contractor closing the installation or upgrade work order with a unique close code representing customer electing to purchase the Protection Plan service.

1. APPOINTMENT. DIRECTV hereby appoints Contractor as its representative to market and promote subscriptions for the Protection Plan ("Subscriptions"), on the terms and conditions contained herein. Contractor may market and promote Subscriptions only to single family residential household customers in the contiguous United States WHILE CONTRACTOR IS PERFORMING, PURSUANT TO THIS AGREEMENT, THE SERVICES ON BEHALF OF DIRECTV FOR THE CUSTOMER. Contractor may market and promote Subscriptions only for the Protection Plan as described herein, and not any other services DIRECTV may currently offer or may offer in the future; provided, however, that DIRECTV may, in its sole discretion, elect to expand upon the products that Contractor may offer in which case this Exhibit 11 shall be amended to include the terms and conditions related to any such additional products. DIRECTV may amend the terms of the Protection Plan from time to time on written notice to Contractor and Contractor shall be responsible for relaying the current terms of the Protection Plan to customers. Contractor hereby accepts such appointment and shall use its best commercial efforts to market and promote Subscriptions. Contractor may not sell any competing warranty product as it relates to the DBS Service throughout the term of this Agreement.

2.  GENERAL OBLIGATIONS.

2.1 TRAINING. DIRECTV shall provide training and/or training materials regarding its Protection Plan to Contractor's training personnel, as DIRECTV reasonably deems necessary. Contractor shall train its own employees to the satisfaction of DIRECTV. DIRECTV may require Contractor's employees to attend supplementary training classes from time to time. Contractor shall be responsible for all expenses and compensation of its employees during such training.

2.2 PERSONNEL. Contractor may allow its employees (including employees of Authorized Subcontractors only) to market and promote the Protection Plan.

2.4 STANDARD POLICIES. Contractor shall strictly comply with the standard policies and procedures of the Protection Plan as DIRECTV may promulgate for its representatives in written notices, guidelines, and bulletins, as the same may be amended from time to time (collectively "Policies"). The Policies shall be an integral part of this Agreement but may not impair any of Contractor's rights granted herein.

2.5 STANDARD OF CONDUCT. In all of its activities as a representative for DIRECTV and in its own DIRECTV System business, Contractor shall conduct itself in a commercially reputable and ethical manner, shall comply with all applicable laws, and shall engage in no deceptive sales practice or other practice which impugns DIRECTV's commercial reputation and goodwill.

3.  TRANSMISSION OF CUSTOMER INFORMATION. In the event that an eligible customer, after receiving the related materials and information, has expressed to Contractor an interest in purchasing the Protection Plan from DIRECTV, Contractor shall (i) obtain written confirmation of customer’s election (in a manner as shall be communicated by DIRECTV to Contractor), and (ii) transmit to DIRECTV, via DIRECTV’s work order system (“CSG”), or other DIRECTV-specified data transmission procedure, notification of such customer’s interest.

**** Certain confidential information contained in this document has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Omissions are designated as  [****].

4.  RATES AND TERMS OF SERVICES.

4.1 RATES. DIRECTV shall determine the pricing, terms, and conditions of the Protection Plan in its discretion. Contractor shall not represent that DIRECTV Protection Plan may be obtained on any different terms or rates, shall not impose additional or different terms and shall not offer customers any discount, rebate, or other material benefits in consideration for subscribing to it, except as expressly authorized by DIRECTV in writing.

4.2 CHANGES. DIRECTV may change the pricing, terms, conditions, and availability of its Protection Plan from time to time in its discretion. DIRECTV shall notify Contractor of such changes as soon as practicable. Contractor shall promptly replace point of sale materials as necessary.

4.3 MISREPRESENTATIONS. If Contractor misrepresents or fails to fully disclose any prices or other terms of the DIRECTV Protection Plan to any customer, it shall reimburse DIRECTV any amount which DIRECTV is compelled, or in its reasonable judgment according to its standard practices decides, to pay or credit the customer in compensation for such misrepresentation. In addition, DIRECTV shall be entitled to offset any such payment or credit by DIRECTV to customers as a result of Contractor’s misrepresentations or omissions against any amounts owed to Contractor by DIRECTV.

5.  CUSTOMER ORDERS FOR SERVICE. Upon receipt of confirmation, via CSG or other DIRECTV-specified data transmission procedure, that a specific customer has expressed interest in purchasing the Protection Plan, DIRECTV shall use its commercially reasonable efforts to finalize the sale of the Protection Plan to customer through agent activation or customer literature post activation. All elections by customers to order the Protection Plan shall be subject to acceptance or rejection by DIRECTV in its discretion and Contractor understands and agrees that a customer may ultimately elect not to purchase the Protection Plan even if such customer had previously expressed to Contractor an interest in purchasing the Protection Plan. All Subscription fees shall be billed directly to the Subscriber by DIRECTV.

6.  COMPENSATION.

6.1 PROTECTION PLAN COMMISSIONS. In consideration of Contractor's services in marketing and promoting the customer’s purchase of the DIRECTV Protection Plan, DIRECTV shall pay Contractor commissions ("Protection Plan Commissions") in the amounts and on the terms and conditions set forth below, upon both of the following events (collectively a "Protection Plan Activation"):

(a) DIRECTV's receipt of an Order for the Protection Plan from an eligible customer (i.e., an existing customer not yet subscribing to the Protection Plan or a new customer who has not yet indicated, pursuant to the pending services set forth within the applicable Work Order, that he/she has elected to subscribe to the Protection Plan at service activation) where such Order is evidenced by the customer acknowledging such in writing on the DIRECTV Installation/Service Satisfaction Checklist; and

(b) DIRECTV's acceptance of such Order of the Protection Plan.

**** Certain confidential information contained in this document has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Omissions are designated as  [****].

6.2 COMMISSION RATE.

(a) DIRECTV shall pay Contractor a Protection Plan Commission, for its services in promoting Orders for the DIRECTV Protection Plan, on the terms and conditions in the Agreement and as described below, in the amount of [****] per Subscriber activated by DIRECTV agent or DIRECTV work order system (on that date which is also the Programming Service Activation Date) as a DIRECTV Protection Plan Activation during the applicable accounting month. Such calculation shall be made by DIRECTV on approximately the 1st day of the calendar month following the month in which Activation occurs. Contractor shall also be penalized a charge back fee of [****] for each DIRECTV customer that subsequently disconnects Protection Plan service up to 60 days from the customer’s original Service Activation Date. Again, eligibility shall be measured as of the last day of the billing cycle for the applicable Subscriber. This schedule is subject to change by DIRECTV in accordance with this Exhibit.

(b) DIRECTV's obligation to penalize Contractor with charge back shall commence upon the earliest to occur of any of the following events, as they relate to each applicable Subscription:

(i) the termination of the Subscription for any reason (including termination resulting in a change in customer account type to an account type ineligible to purchase the Protection Plan) in the first sixty (60) days of service; or

(ii) the disconnection of the Subscription for any reason; unless a reconnection by Subscriber occurs within the first sixty (60) days of service; or

(iii) the termination of the Subscription for any reason in the first sixty (60) days of service; or

(iv) the cancellation by the Subscriber of its commissionable DIRECTV Programming Package, notwithstanding such customer maintaining its Protection Plan Subscription after said Programming Package cancellation in the first sixty (60) days of service.

(c) An accounting setting forth Contractor’s monthly Protection Plan Subscriber Base shall be included with Contractor’s monthly commissions report it receives as a commissioned DIRECTV Contractor.

(d)  No Protection Plan Commissions shall be earned if a customer elects to purchase the Protection Plan on any date subsequent to that calendar date which is the customer’s DIRECTV Programming Service Activation Date or the date on which the Service Call at which the Protection Plan was promoted by the technician.

6.3 EXCEPTIONS.

(a) Notwithstanding anything to the contrary herein, DIRECTV shall not be required to pay any Protection Plan Commissions for:

(i) any Subscription canceled prior to the commencement of service;

(ii) any Subscription that may inadvertently attach to (or change to) a customer account type not eligible as a commissionable account type as set forth in this Exhibit;

(iii) Orders made by a Subscriber subsequent to the offer made by DIRECTV to customer upon Activation;

(b) DIRECTV shall not be required to pay any Protection Plan Commissions on account of payments received by DIRECTV from Subscribers after the termination of this Agreement or termination of this Protection Plan marketing program.

6.4 CHANGES. Contractor acknowledges that DIRECTV may need to adapt its marketing cost structure to changing conditions from time to time. Accordingly, DIRECTV may change the Commission Schedule (including the Commission rate) at any time, and from time to time, in its discretion; provided that DIRECTV shall give Contractor at least thirty (30) days prior written notice of the effective date of any such change.

6.5 SET-OFFS BY DIRECTV. DIRECTV may set-off or recoup any amounts owed to it by Contractor, or by its subsidiaries and affiliates, pursuant to this or any other agreement with DIRECTV, and any damages suffered by DIRECTV due to Contractor's breach hereof or other misconduct, against any amounts which it owes to Contractor. The foregoing does not limit DIRECTV's right to recover any unrecouped balance.

7.   TERMINATION. Either party may elect to terminate this promotion and marketing of the Protection Plan by Contractor for any or no cause upon ten (10) business days written notice to the other party.

**** Certain confidential information contained in this document has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Omissions are designated as  [****].

ATTACHMENT A

YEAR 2005 PERFORMANCE-BASED INCENTIVE PAYMENTS

(Effective, retroactively, as of April 1, 2005)

A. PERFORMANCE-BASED INCENTIVE PAYMENTS

In addition to the applicable Rate(s) set forth in Exhibit 4.a.(i), Contractor, during calendar year 2005 (the “Program Period”), shall be eligible to receive up to three (3) separately calculated additional payments (the “Incentive Payment”) based on DIRECTV’s calculation of Contractor’s (i) compliance (per DMA) with the Installation/Mover Incentive Metrics as are set forth below, (ii) overall compliance with Installation/Mover Incentive Metrics across Contractor’s entire territory, and (iii) pass rate of customer satisfaction results (Tracker Study blended score) as set forth below. The calculation with respect to any Incentive Payment earned by Contractor shall be performed by DIRECTV either on a monthly or quarterly basis, using the data collected in the prior month or quarter, as the case may be; provided, however, that payment of any such aggregate monthly Incentive Payment shall be made by DIRECTV to Contractor approximately sixty (60) days from the last day of the applicable month or quarter.

I. INSTALLATION/MOVER INCENTIVE METRICS - PROVIDED THAT Contractor is not in breach of any material obligation under the Agreement, including the Performance Standards set forth in 3.e. (v) and meets or exceeds each of the following Installation/Mover Incentive Metrics, other than where excepted (“IE,” “IN” and/or others as specifically identified by DIRECTV in writing), on a per DMA basis:

1. Installation Work Orders (not including Movers) performed in each [****] measuring period shall be “closed” within an average of [****] from the creation of the applicable Work Order. For the purposes of this Exhibit, “closed” shall mean that the specific job related to Work Order has received final resolution within the Work Order management system. This maximum [****] average takes into account a built-in “pad” of an average of [****] whereby DIRECTV presumes that Contractor would not be in a position to commence any work prior to the [****] subsequent to the date of work order creation.

2 Contractor shall close equal to or greater than [****] of all Installation Work Orders opened during the reporting period as measured 30 days after the close of the period.

3. No Work Orders (within the applicable DMA) have been reassigned during the measuring period by DIRECTV due to Contractor’s inability to manage the provided volume of work within the performance standards as set forth herein; provided, however, that uncontrollable weather/force majeure events or out of the ordinary DIRECTV initiatives within the DMA shall be reasonably excluded by DIRECTV.

4. Contractor shall achieve a monthly blended customer satisfaction score as measured across Contractor’s entire territory, based on customer interviews conducted by a third party, of no less than [****].

THEN, Contractor shall be entitled to a monthly Incentive Payment calculated as follows:

[****] multiplied solely by the number of such applicable installation/mover Work Orders successfully completed by Contractor (that is, Work Order has been qualified for payment by DIRECTV) during that [****] in the applicable DMA. No Work Orders in dispute at the time of such [****] calculation shall be included in the applicable [****] Incentive Payment, if any.

**** Certain confidential information contained in this document has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Omissions are designated as  [****].

II. HSP LEVEL INSTALLATION/MOVER INCENTIVE - PROVIDED THAT Contractor meets or exceeds each of the above four Installation/Mover Incentive Metrics in every DMA that Contractor has been assigned applicable Installation/Mover work orders:

THEN, Contractor shall be entitled to a [****] Incentive Payment calculated as follows:
[****] multiplied solely by the aggregate number of such Installation/Mover work orders successfully completed by Contractor during that [****]. No work orders in dispute at the time of such [****] calculation shall be included in the applicable [****] Incentive Payment, if any.

III. [****] CUSTOMER SATISFACTION INCENTIVE - PROVIDED THAT Contractor receives a score of [****] or above in Customer Interviews conducted each [****] throughout Contractor’s territory regarding Contractor-provided services during the applicable [****],

THEN, Contractor shall be entitled to a [****] Incentive Payment calculated as follows:

[****] multiplied solely by the aggregate number of Installation, Mover, Upgrade, and Service work orders successfully completed by Contractor during that [****] throughout Contractor’s territory. No work orders in dispute at the time of such [****] calculation shall be included in this applicable [****] Incentive Payment, if any.

DIRECTV may, in its sole discretion, elect to extend the Program beyond the Program Period, or may offer a different incentive program; provided, however, that DIRECTV is under no obligation to offer any additional incentive-based compensation beyond the Program Period.

* The Customer Satisfaction score shall be determined by an overall, basic rating by the DIRECTV customer as to the outcome of the services (specifically, Installation, Mover, Upgrade, and Service Calls) provided by Contractor (specifically, a rating by the customer of being “not satisfied,” “somewhat satisfied” or “very satisfied” with the performance of Contractor as it relates to the Services required by the applicable Work Order assigned by DIRECTV to Contractor). A passing customer satisfaction score for the Incentive shall equate to no less than [****] out of every [****] customers’ acknowledgment of being either “somewhat satisfied” or “very satisfied” with Contractor’s performance. Telephone interviews of each such customer shall be conducted by DIRECTV or DIRECTV’s authorized agent.

DIRECTV will use reasonable efforts to pay any Performance-based Incentive Payment [****], within approximately [****] from the last day of the applicable [****] (other than the payment, if any, related to the [****] Customer satisfaction score achieved by Contractor).

**** Certain confidential information contained in this document has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Omissions are designated as  [****].